   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 9, 2002



                                                     1933 Act File No. 333-96997


                                                     1940 Act File No. 811-21080
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2
                           (CHECK APPROPRIATE BOXES)

[ ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X]  PRE-EFFECTIVE AMENDMENT NO. 1

[ ]  POST-EFFECTIVE AMENDMENT NO.
                                      and
[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]  AMENDMENT NO. 5

               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
         Exact Name of Registrant as Specified in Declaration of Trust
          1111 East Warrenville Road, Naperville, Illinois 60563-1493
  Address of Principal Executive Offices (Number, Street, City, State and ZIP
                                     Code)

                                 (630) 245-7200
               Registrant's Telephone Number, including Area Code

                              James S. Hamman, Jr.
                                   Secretary
                         Calamos Asset Management, Inc.
                           1111 East Warrenville Road
                        Naperville, Illinois 60563-1493

Name and Address (Number, Street, City, State and ZIP Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

              David A. Sturms, Esq.                                Cameron S. Avery
        Vedder, Price, Kaufman & Kammholz                       Bell, Boyd & Lloyd, LLC
               222 N. LaSalle St.                         70 West Madison Street, Suite 3300
                Chicago, IL 60601                               Chicago, IL 60602-4207

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement
                             ---------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X]     when declared effective pursuant to section 8(c)
                             ---------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   TITLE OF SECURITIES              AMOUNT              PROPOSED MAXIMUM          PROPOSED MAXIMUM             AMOUNT OF
     BEING REGISTERED          BEING REGISTERED      OFFERING PRICE PER UNIT  AGGREGATE OFFERING PRICE    REGISTRATION FEE(1)
-------------------------------------------------------------------------------------------------------------------------------
Auction Market Preferred
  Shares, no par value....       8,160 Shares              $25,000.00              $204,000,000                $18,768*
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------



 *  $92 has been previously paid.



(1) Transmitted prior to filing.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION


                 PRELIMINARY PROSPECTUS DATED SEPTEMBER 9, 2002


PROSPECTUS


                                  $204,000,000


               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND


                  AUCTION MARKET PREFERRED SHARES ("AMPS"(R))



                             2,040 SHARES, SERIES M



                            2,040 SHARES, SERIES TU



                             2,040 SHARES, SERIES W



                            2,040 SHARES, SERIES TH


                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                             ----------------------
     Calamos Convertible Opportunities and Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities. Below investment grade (high yield, high risk) securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("Standard & Poor's") or are unrated securities of comparable quality as determined by the Fund's investment adviser. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. There can be no assurance that the Fund will achieve its investment objective.


     INVESTING IN THE FUND'S AMPS INVOLVES RISKS THAT ARE DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 21 OF THIS PROSPECTUS. THE MINIMUM PURCHASE AMOUNT OF THE AMPS IS $25,000.


                             ----------------------


                                                              PER SHARE           TOTAL
                                                              ---------           -----
Public offering price.......................................   $25,000         $204,000,000
Sales load..................................................     $                  $
Proceeds, before expenses, to the Fund(1)...................     $                  $


     (1) Total expenses of issuance and distribution are estimated to be
         $          .

     Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


     The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only, through the facilities
of The Depository Trust Company on or about           , 2002.


                             ----------------------

MERRILL LYNCH & CO.                                                  UBS WARBURG

                             ----------------------

               The date of this prospectus is September   , 2002.



"AMPS" is a registered service mark of Merrill Lynch & Co., Inc.

(continued from previous page)


     You should read the prospectus, which contains important information about the Fund, before deciding whether to invest in the AMPS and retain it for future
reference. A statement of additional information, dated           , 2002,
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of
additional information, the table of contents of which is on page   of this
prospectus, by calling 1-800-582-6959 or by writing to the Fund. You can review and copy documents the Fund has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



     The Fund is offering 2,040 shares of Series M AMPS, 2,040 shares of Series TU AMPS, 2,040 shares of Series W AMPS and 2,040 shares of Series TH AMPS. The shares are referred to in this prospectus as "AMPS." The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of "Aaa" from Moody's and "AAA" from Fitch Ratings ("Fitch").



     The dividend rate for the initial dividend rate period will be   % for
Series M,   % for Series TU,   % for Series W and   % for Series TH. The initial
rate period is from the date of issuance through,           , 2002 for Series
M,                    , 2002 for Series TU,                     , 2002 for
Series W and           , 2002 for Series TH. Series M and W will have an initial
rate period of   and   days, respectively. Series TU will have an initial rate
period of   days. Series TH will have an initial rate period of 6 months. For subsequent rate periods, AMPS pay dividends based on a rate set at auction, usually held weekly in the case of Series M and Series W or every 28 days in the case of Series TU and Series TH. Dividends on the AMPS will be cumulative. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.



     The AMPS are redeemable, in whole or in part, at the option of the Fund on the second business day prior to any date dividends are paid on the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated, unpaid dividends to the date of redemption, plus a premium in certain circumstances.



     THE AMPS WILL NOT BE LISTED ON AN EXCHANGE. YOU MAY ONLY BUY OR SELL AMPS THROUGH AN ORDER PLACED AT AN AUCTION WITH OR THROUGH A BROKER-DEALER THAT HAS ENTERED INTO AN AGREEMENT WITH THE AUCTION AGENT AND THE TRUST OR IN A SECONDARY MARKET MAINTAINED BY CERTAIN BROKER-DEALERS. THESE BROKER-DEALERS ARE NOT REQUIRED TO MAINTAIN THIS MARKET, AND IT MAY NOT PROVIDE YOU WITH LIQUIDITY.



     The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Financial Highlights (unaudited)............................   11
The Fund....................................................   12
Use of Proceeds.............................................   12
Capitalization (unaudited)..................................   13
Portfolio Composition.......................................   13
The Fund's Investments......................................   14
Leverage....................................................   17
Risk Factors................................................   21
Management of the Fund......................................   28
Description of AMPS.........................................   31
The Auction.................................................   38
Description of Borrowings...................................   41
Description of Common Shares................................   42
Tax Matters.................................................   42
Certain Provisions of the Agreement and Declaration of Trust
  and By-Laws...............................................   45
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   46
Underwriting................................................   47
Legal Opinions..............................................   48
Available Information.......................................   48
Table of Contents for Statement of Additional Information...   49


     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                               PROSPECTUS SUMMARY


     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's AMPS. You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors."



THE FUND......................   Calamos Convertible Opportunities and Income
                                 Fund is a recently organized, diversified, closed-end management investment company.
                                 Throughout the prospectus, we refer to Calamos
                                 Convertible Opportunities and Income Fund as the "Fund" or as "we," "us," or "our." See "The
                                 Fund." Calamos Asset Management, Inc.
                                 ("Calamos") is the Fund's investment adviser.
                                 The Fund's common shares are traded on the New
                                 York Stock Exchange under the symbol "CHI." As of August 31, 2002, the Fund had 43,241,116 common shares outstanding and net assets of $616,718,938. The Fund's principal offices are located at 1111 East Warrenville Road,
                                 Naperville, Illinois 60563.



THE OFFERING..................   We are offering 2,040 Series M AMPS, 2,040
                                 Series TU AMPS, 2,040 Series W AMPS and 2,040
                                 Series TH AMPS, each at a purchase price of $25,000 per share. The AMPS are offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
                                 Lynch").



                                 The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. In general, except as described under "-- Dividends and Dividend Periods" below and "Description of AMPS -- Dividends and Dividend Periods," the dividend period for the Series M AMPS and Series W AMPS will be seven days and for the Series TU AMPS and Series TH AMPS will be 28 days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that rate period. See "The Auction."



                                 The AMPS are not listed on an exchange.
                                 Instead, investors may buy or sell AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.



                                 Generally, investors in AMPS will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of AMPS in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of AMPS.



                                 An investor should consider whether to invest in a particular series based on the series' rate of return, the investor's time horizon for investment, and the investor's liquidity preference. Investors can choose between four tranches. The Series M and W usually have a seven day dividend period and the Series TU usually has a 28 day dividend period. The Series TH has an initial dividend period of 6 months and thereafter usually 28 days. The Series TU and TH may be suited for investors with a longer investment horizon. For each Series, the Fund may, subject to certain conditions, designate special rate periods of more than seven or 28 days.


INVESTMENT OBJECTIVE..........   The Fund's investment objective is to provide
                                 total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Principal Investment
                                 Strategies -- Investment Objective."

INVESTMENT POLICIES...........   Primary Investments.  Under normal
                                 circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on any preferred shares will not constitute a liability. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities will typically range from five to ten years. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment Strategies."

                                 Convertible Securities. The Fund is not limited in the percentage of its assets invested in convertible securities and investment in convertible securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. See "Investment Objective and Principal Investment Strategies -- Principal Investment
                                 Strategies -- Convertible Securities."

                                 Synthetic Convertible Securities. Calamos may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments.

                                 The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. See "Investment Objective and Principal Investment Strategies -- Principal Investment
                                 Strategies -- Synthetic Convertible
                                 Securities."

                                 Non-Convertible Income Securities. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment
                                 Strategies -- Non-Convertible Income
                                 Securities."

                                 High Yield Securities. A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities. These securities are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- High Yield Securities."

                                 Foreign Issuers. While the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts ("ADRs") or securities guaranteed by a U.S. person. See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- Foreign Issuers."

                                 Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers ("Rule 144A Securities"). See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- Rule 144A Securities."

                                 Other Securities. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in other securities of various types. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment Strategies."


USE OF LEVERAGE BY THE FUND...   The Fund may, but is not required to, use
                                 financial leverage for investment purposes. In addition to issuing AMPS, the Fund may borrow money or issue debt securities such as commercial paper or notes. Throughout the prospectus, borrowing money and issuing debt securities sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over AMPS and payments to holders of AMPS in liquidation or otherwise will be subject to the prior payment of any Borrowings. As a non-fundamental policy, financial leverage (the total of AMPS or other preferred shares and any Borrowings) may not exceed 33 1/3% of the Fund's total assets.
                                 Since Calamos's fee is based upon a percentage of the Fund's managed assets, which include assets attributable to any outstanding leverage, the investment management fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Calamos intends only to leverage the Fund when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the borrowing. See "Leverage."



INTEREST RATE TRANSACTIONS....   In connection with the Fund's anticipated use
                                 of leverage through the sale of AMPS or
                                 Borrowings, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.



                                 In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment obligation on AMPS or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. The Fund's payment obligations under the swap are general unsecured obligations of the Fund and are ranked senior to distributions under the common shares and the AMPS.

                                 In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, this default could negatively impact the Fund's ability to make dividend payments on the AMPS.



                                 In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the AMPS or interest payments on Borrowings. If the Fund fails to meet an asset coverage ratio required by law or if the Fund does not meet a rating agency guideline in a timely manner, the Fund may be required to redeem some or all of the AMPS. See "Redemption" below. Similarly, the Fund could be required to prepay the principal amount of Borrowings, if any. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. A termination payment by the Fund would result in a reduction in common share net earnings. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. Under certain circumstances, the Fund may be required to pledge the assets in such segregated account to the counter-party. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.



                                 See "Leverage -- Interest Rate Transactions" for additional information.



INVESTMENT ADVISER............   Calamos is the Fund's investment adviser.
                                 Calamos' principal offices are located at 1111
                                 East Warrenville Road, Naperville, Illinois
                                 60563. Calamos is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities. As of August 1, 2002, Calamos managed approximately $10.9 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Holdings,
                                 Inc. ("Holdings"). Holdings is controlled by John P.

                                 Calamos, who has been engaged in the investment advisory business since 1977.


ADMINISTRATOR.................   Princeton Administrators, L.P., an affiliate of
                                 Merrill Lynch, serves as administrator for the Fund.



RISK FACTORS SUMMARY..........   Risk is inherent in all investing. Therefore,
                                 before investing in the AMPS you should
                                 consider certain risks carefully. The primary risks of investing in the AMPS are:



                                 - the Fund will not be permitted to declare
                                   dividends or other distributions with respect to your AMPS or redeem your AMPS unless the Fund meets certain asset coverage requirements;



                                 - if you try to sell your AMPS between auctions
                                   you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auction only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits.


                                 - if an auction fails you may not be able to
                                   sell some or all of your shares;


                                 - because of the nature of the market for AMPS,
                                   you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;



                                 - a rating agency could downgrade the rating
                                   assigned to the AMPS, which could affect liquidity;



                                 - the Fund may be forced to redeem your shares
                                   at a time when it is not advantageous to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;



                                 - in certain circumstances, the Fund may not
                                   earn sufficient income from its investments to pay dividends;



                                 - the AMPS will be junior to any Borrowings;



                                 - any Borrowing may constitute a substantial
                                   lien and burden on the AMPS by reason of its priority claim against the income of the Fund and against the net assets of the Fund in liquidation;



                                 - if the Fund leverages through Borrowings, the
                                   Fund may not be permitted to declare
                                   dividends or other distributions with respect to the AMPS or purchase AMPS unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default.

                                 - the value of the Fund's investment portfolio
                                   may decline, reducing the asset coverage for the AMPS. See "Risk Factors -- General Risks of Investing in the Funds" below for a discussion of the general risks of the Fund's investment portfolio.


                                 - as a result of the terrorist attacks on the
                                   World Trade Center and the Pentagon on
                                   September 11, 2001, some of the U.S.
                                   securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to securities or other financial interests.


                                 For additional information about the risks of investing in AMPS and in the Fund, see "Risk Factors."



TRADING MARKET................   The AMPS will not be listed on an exchange.
                                 Instead, you may buy or sell the AMPS at an auction that normally is held every seven days for the Series M and Series W and every 28 days for the Series TU and Series TH by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.



                                 The table below shows the first auction date for each series of AMPS and the day on which each subsequent auction will normally be held for each series of AMPS. The first auction date for each series of AMPS will be the business day before the dividend payment date for the initial rate period for that series of AMPS. The start date for subsequent rate periods will normally be the business day following the auction date unless the then-current rate period is a special rate period or the first day of the subsequent rate period is not a business day.



                                                           FIRST AUCTION
                                            SERIES              DATE           SUBSEQUENT
                                            ------         -------------       ----------
                                            M
                                            TU
                                            W
                                            TH



DIVIDENDS AND RATE PERIODS....   The table below shows the dividend rates, the
                                 dividend payment dates and number of days for the initial rate periods on each series of AMPS offered in this prospectus. For subsequent rate periods, each series of AMPS will pay dividends based on a rate set at auctions, normally held every seven days in the case of

                                 Series M and Series W and every 28 days in the case of Series TU and Series TH. In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the maximum applicable rate. See "Description of AMPS -- Dividends and Rate Periods." Dividends on the AMPS will be cumulative from the date the shares are first issued and will be paid out of legally available funds.



                                            DATE OF
                                          ACCUMULATION         DIVIDEND              SUBSEQUENT           NUMBER OF DAYS
                            INITIAL        AT INITIAL      PAYMENT DATE FOR           DIVIDEND            OF INITIAL RATE
SERIES                   DIVIDEND RATE        RATE        INITIAL RATE PERIOD        PAYMENT DAY              PERIOD
------                   -------------    ------------    -------------------    -------------------    -------------------
M
TU
W
TH



                                 The Fund may, subject to certain conditions, designate special rate periods of more than seven or 28 days. A requested special rate period will not be effective unless sufficient clearing bids were made in the auction immediately preceding the special rate period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. In addition, the Fund does not intend to designate a special rate period if such designation would adversely affect Moody's or Fitch's or any substitute rating agency's then-current rating on the AMPS and Merrill Lynch, if Merrill Lynch is acting as a Broker-Dealer, objects to the designation of a special rate period (the Fund may terminate the agreement with any Broker-Dealer, including Merrill Lynch upon five days notice). The dividend payment date for special rate periods will be set out in the notice designating a special rate period. See "Description of AMPS -- Dividends and Rate
                                 Periods -- Designation of Special Rate Periods" and "The Auction."



RATINGS.......................   The Fund will issue AMPS only if such shares
                                 have received a credit quality rating of "AAA" from Fitch and "Aaa" from Moody's. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Fitch and Moody's by the Fund and Calamos and information obtained from other sources. The ratings may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of AMPS -- Rate
                                 Agency Guidelines and Asset Coverage."



ASSET MAINTENANCE.............   Under the Fund's Statement of Preferences for
                                 AMPS (the "Statement"), which establishes and fixes the rights and preferences of the shares of each series of AMPS, the Fund must maintain:



                                 - asset coverage of the AMPS as required by the
                                   rating agency or agencies rating the AMPS, and



                                 - asset coverage of at least 200% with respect
                                   to senior securities that are stock,
                                   including the AMPS.



                                 In the event that the Fund does not maintain or cure these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See "Description of AMPS -- Redemption."



                                 Based on the composition of the Fund's
                                 portfolio as of           , 2002, the asset
                                 coverage of the AMPS as measured pursuant to the 1940 Act would be approximately 401% if the Fund were to issue all of the AMPS offered in this Prospectus, representing approximately 25% of the Fund's managed assets.



RESTRICTIONS ON DIVIDENDS,
REDEMPTION AND OTHER
  PAYMENTS....................   If the Fund issues any Borrowings that
                                 constitute senior securities representing indebtedness (as defined in the 1940 Act), under the 1940 Act, the Fund would not be permitted to declare any dividend on AMPS unless, after giving effect to such dividend, asset coverage with respect to the Fund's
                                 Borrowings that constitute senior securities representing indebtedness, if any, is at least
                                 200%. In addition, the Fund would not be permitted to declare any distribution on or purchase or redeem AMPS unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to the Fund's Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of AMPS would also be prohibited at any time that an event of default under the Borrowings, if any, has occurred and is continuing. See
                                 "Description of AMPS -- Restrictions on
                                 Dividend, Redemption and Other Payments."



REDEMPTION....................   The Fund may be required to redeem shares if,
                                 for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem
                                 AMPS under certain conditions. See "Description of AMPS -- Redemption" and "Description of AMPS
                                  -- Rating Agency Guidelines and Asset
                                 Coverage."



LIQUIDATION PREFERENCE........   The liquidation preference for shares of each
                                 series of AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not declared. See "Description of AMPS -- Liquidation."



VOTING RIGHTS.................   The holders of preferred shares, including
                                 AMPS, voting as a separate class, have the right to elect at least two trustees of the Fund at all times. The Board of Trustees will determine to which class or classes the Trustees elected by the holders of AMPS will be assigned, and the holders of the AMPS will only be entitled to elect the Trustees so designated as being elected by the holders of the AMPS, when their term will have expired and such Trustees appointed by the holders of AMPS will be allocated as evenly as possible among the classes of Trustees.

                                 Holders of AMPS also have the right to elect a majority of the trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. The holders of preferred shares, including AMPS, will vote as a separate class or classes on certain other matters as required under the Fund's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "Investment Company Act") and Delaware law. See "Description of AMPS -- Voting Rights," and "Certain Provisions in the Agreement and Declaration of Trust."



FEDERAL INCOME TAXES..........   Distributions with respect to the AMPS will
                                 generally be subject to U.S. federal income taxation. Because the Fund's portfolio income will consist principally of (i) income from securities that are not eligible for a dividends received deduction, (ii) capital gain and (iii) interest income, corporate investors in the AMPS may only be entitled to the 70% dividends received deduction on a portion of the Fund's qualifying distributions. The
                                 Internal Revenue Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and the AMPS in proportion to the total dividends paid to each class during or with respect to such year. See
                                 "Tax Matters."



CUSTODIAN, AUCTION AGENT,
TRANSFER AGENT, DIVIDEND
  PAYING AGENT AND
  REGISTRAR...................   The Bank of New York serves as the Fund's
                                 custodian and transfer agent. The Bank of New
                                 York also serves as auction agent, transfer agent, dividend paying agent and registrar for the AMPS.

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)


     Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on June 28, 2002 through July 31, 2002. Since the Fund was recently organized and commenced investment operations on June 28, 2002, the table covers approximately one month of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's future operating performance.



                                                               FOR THE PERIOD
                                                                    ENDED
                                                               JULY 31, 2002*
                                                               ---------------
Per Common Share Operating Performance:
Net asset value, beginning of period........................         14.32(a)
  Net investment income(b)..................................           .04
  Net realized and unrealized gain (loss) on investments....         (0.39)
Net increase from investment operations.....................         (0.35)
Net asset value, end of period..............................         13.97
Market value, end of period.................................         15.00
Total Investment Return(c):
  Market Value..............................................           0.0%
  Net asset value...........................................          (2.5)%
Ratios To Average Net Assets Of Common Shareholders(d):
  Net Expenses..............................................          0.59%
  Net investment income.....................................          3.21%
  Gross expenses prior to management fee waiver by
     advisor................................................          0.84%
Supplemental Data:
Average net assets of common shareholders (000).............       589,493
Portfolio turnover..........................................           0.0%
Net assets of common shareholders, end of period (000)......       600,833


---------------


 *  June 28, 2002 (commencement of operations).


(a) Net of sales load of $0.68 on initial shares issued.


(b) Based on average shares outstanding.


(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected.


(d) Annualized.


     The information above represents the unaudited operation performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

                                    THE FUND

     Calamos Convertible Opportunities and Income Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware on April 17, 2002, and has registered under the 1940 Act. On June 28, 2002, the Fund issued an aggregate of 40,000,000 common shares of beneficial interest, no par value, pursuant to the initial public offering and commenced its investment operations. The Fund issued 3,000,000 common shares on July 12, 2002, pursuant to an over-allotment provision. The Fund's common shares are traded on the New York Stock Exchange under the symbol "CHI." The Fund's principal office is located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493, and its telephone number is 1-800-582-6959.


     The following provides information about the Fund's authorized and outstanding shares as of August 31, 2002.



                                                               AMOUNT HELD
                                                                    BY
                                                 AMOUNT        THE FUND OR        AMOUNT
TITLE OF CLASS                                 AUTHORIZED    FOR ITS ACCOUNT    OUTSTANDING
--------------                                 -----------   ----------------   -----------
Common.......................................   50,000,000              0        43,241,116
Preferred....................................        8,280              0                 0
Series M.....................................        2,040              0                 0
Series TU....................................        2,040              0                 0
Series W.....................................        2,040              0                 0
Series TH....................................        2,040              0                 0


                                USE OF PROCEEDS


     The Fund estimates the net proceeds of the offering of AMPS after payment of sales load and offering expenses, will be $201,710,000. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet these investment objectives and policies within 60 days after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly. See "Investment Objective and Principal Investment Strategies."

                                 CAPITALIZATION
                                  (UNAUDITED)


     The following table sets forth the capitalization of the Fund as of August 31, 2002, and as adjusted, to give effect to the issuance of all the AMPS offered hereby (including estimated offering expenses and sales load of $2,290,000).



                                                              ACTUAL      AS ADJUSTED
                                                           ------------   ------------
AMPS, $25,000 stated value per share, at liquidation
  value; unlimited shares authorized (no shares issued
  and 8,000 shares issued as adjusted, respectively).....  $         --   $204,000,000
                                                           ============   ============
COMMON SHAREHOLDERS' EQUITY:
  Common shares, no par value per share; unlimited shares
     authorized, 43,241,116 shares outstanding*..........  $618,446,297   $616,156,297
  Undistributed net investment income....................     1,474,430      1,474,430
  Accumulated net realized gain from investments.........        51,649         51,649
  Net unrealized appreciation (depreciation) of
     investments.........................................    (3,139,113)    (3,139,113)
                                                           ------------   ------------
  Net assets applicable to common shares.................  $616,833,263   $818,543,263
                                                           ============   ============


---------------


* None of these outstanding shares are held by or for the account of the Fund.


                             PORTFOLIO COMPOSITION


     As of August 31, 2002, approximately 100% of the market value of the Fund's portfolio was invested in convertible securities and high yield debt securities and approximately 0% of the market value of the Fund's portfolio was invested in short-term investment grade debt securities. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of August 31, 2002, based on the highest rating assigned each investment by either Moody's or S&P.



                                                                 VALUE
CREDIT RATING                                                    (000)       PERCENT
-------------                                                 ------------   -------
Aaa/AAA.....................................................            --     0.0%
Aa/AA.......................................................            --     0.0%
A/A.........................................................    12,114,000     2.0%
Baa/BBB.....................................................    51,092,953     8.6%
Ba/BB.......................................................   260,266,030    43.6%
B/B.........................................................   179,214,905    30.0%
Caa/CCC.....................................................    34,901,785     5.9%
Unrated+....................................................    58,869,649     9.9%
Short-Term..................................................            --     0.0%
  Total.....................................................   596,459,322     100%


---------------

+ Refers to securities that have not been rated by Moody's or S&P.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund makes no assurance that it will realize its objective. See "Risk Factors."

PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act. The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from five to ten years.

     Convertible Securities. The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities forms an important part of the Fund's investment strategies. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     Calamos typically applies a four-step approach when buying and selling convertible securities for the Fund, which includes:

          1. Evaluating the default risk of the convertible security using traditional credit analysis;

          2. Analyzing the convertible's underlying common stock to determine its capital appreciation potential;

          3. Assessing the risk/return potential of the convertible security;
     and

          4. Evaluating the convertible security's impact on the overall composition of the Fund and its diversification strategy.

     In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, Calamos generally considers the issuer's:

     - financial soundness;

     - ability to make interest and dividend payments;

     - earnings and cash-flow forecast; and

     - quality of management.

     Synthetic Convertible Securities. Calamos may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.

     Non-Convertible Income Securities. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     High Yield Securities. A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated but determined by Calamos to be of comparable quality. The Fund may, but currently does not intend to, purchase distressed securities that are in default or the issuers of which are in bankruptcy. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


     Preferred Shares. The Fund may invest in preferred shares. The preferred shares in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.


     Foreign Securities. While the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts ("ADRs") or securities guaranteed by a U.S. person.

     Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers ("Rule 144A Securities").

     REITs. The Fund may invest in real estate investment trusts ("REITs"). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services

Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

     Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     Investments in Equity Securities. Consistent with its objective, the Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities.

     Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets.

     Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

                                    LEVERAGE


     The Fund may issue preferred shares, including AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. As a non-fundamental policy, such preferred shares, including AMPS, or borrowing may not exceed 33 1/3% of the Fund's total assets. Before issuing such preferred shares to increase its assets available for investment, the Fund must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the AMPS. The Fund generally will not issue preferred shares or borrow unless Calamos expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not borrow because Calamos's fees are calculated based on the Fund's managed assets, which include the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund's assets.


     The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to common shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common shareholders will be less than if leverage had not been used. Calamos may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

     If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.


     Interest Rate Transactions. In connection with the Fund's anticipated use of leverage through its sale of AMPS or Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on AMPS or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund's payment obligations under the swap are general unsecured obligations of the Fund and are ranked senior to distributions under the common shares and AMPS.



     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.



     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. Under certain circumstances, the Fund may be required to pledge the assets in such segregated account to the counter-party.



     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.



     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on AMPS or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.



     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.



     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.

     The Fund may choose or be required to redeem some or all AMPS or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. A termination payment by the Fund would result in a reduction in common share net earnings. An early termination of a cap could result in a termination payment to the Fund.

                                  RISK FACTORS


     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in AMPS.



RISKS OF INVESTING IN AMPS



     Interest Rate Risk. The Fund issues AMPS, which pay dividends based on short-term interest rates. The Fund purchases convertible securities, high yield securities and other securities that pay dividends that are based on the performance of the issuing companies, and/or that pay interest, based on longer term yields. These dividends and interest payments are typically, although not always higher than short-term interest rates. Such dividends and interest payments, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends paid to shareholders of AMPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, dividend rates on the AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.



     Auction Risk. You may not be able to sell your AMPS at an auction if the auction fails; that is, if there are more AMPS offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain AMPS) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also affect the liquidity of your investment. See "Description of AMPS" and "The Auction -- Auction Procedures."



     Secondary Market Risk. If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period other than seven days in the case of Series M and Series W and 28 days in the case of Series TU and Series TH, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain that market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or the NASDAQ stock market. You may transfer shares outside of auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's auction agent, The Bank of New York, and the Fund or such other persons as the Fund permits. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. Accumulated AMPS dividends, however, should at least partially compensate for the increased market interest rates.



     Ratings and Asset Coverage Risk. Although it is expected that Moody's will assign a rating of "Aaa" to the AMPS and Fitch will assign a rating of "AAA" to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. Moody's or Fitch could downgrade its rating of the AMPS or withdraw its rating of the AMPS at any time, which may make your shares less liquid at an auction or in the secondary market. If Moody's or Fitch downgrades the AMPS, the Fund may alter its portfolio or redeem AMPS in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of AMPS in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem AMPS at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem AMPS under certain circumstances in order to meet asset maintenance tests. Although a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the AMPS voting as a separate class as discussed under "Description of the AMPS -- Voting Rights," a sale of substantially all of the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the AMPS, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of AMPS -- Rating Agency Guidelines and Asset Coverage." See "Description of AMPS -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.



     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your AMPS investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the AMPS and distributions declines. In an inflationary period, however, it is expected that, through the auction process, AMPS dividend rates would increase, tending to offset this risk.



     Income Risk. The Fund's income is based primarily on the income it earns from its investments, which vary widely over the short- and long-term. If the Fund's income drops, over time the Fund's ability to make dividend payments with respect to the AMPS may be impaired. See "-- General Risks of Investing in the Fund" below for the general risks affecting the Fund.


     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, see "-- General Risks of Investing in the Fund" below.


     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on AMPS unless it satisfies certain conditions. See "Description of AMPS -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on common shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem AMPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax
Matters -- Federal Income Tax Treatment of the Fund" in the statement of additional information.



     Leverage Risk. The Fund uses financial leverage for investment purposes. In addition to issuing AMPS, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. As a non-fundamental policy, financial leverage (including AMPS and Borrowings) may not exceed 33 1/3% of the Funds' total assets. The Fund may also borrow funds
(a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.



     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of AMPS, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the AMPS, to 200% of the aggregate value of any senior securities and the AMPS.

     If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.


     The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the AMPS by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to AMPS or purchase or redeem shares, including AMPS unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of AMPS -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.



     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties. However, as a non-fundamental policy, financial leverage (the total of AMPS or other preferred shares and any Borrowings) may not exceed
33 1/3% of the Fund's total assets.


     Because the fee paid to Calamos will be calculated on the basis of managed assets, the fee will be higher when leverage is utilized, giving Calamos an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

     Limited Operating History. The Fund is a recently organized closed-end management investment company with a limited operating history.

     Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of a convertible security tends to decline as prevailing interest rate levels increase. Conversely, a convertible's investment value increases as prevailing interest rate levels decline. However, the convertible's market value will also be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. The conversion value of a convertible security tends to increase as the price of the underlying common stock increases, and decrease as the price of the underlying common stock decreases. As the market price of the underlying common stock declines such that the conversion value is substantially below the investment value of the convertible security, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. If the market price of the underlying common stock increases to a point where the conversion value approximates or exceeds the investment value, the price of the convertible security tends to be influenced more by the market price of the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stock holders. Consequently, the issuer's convertible securities entail less risk than its common stock.

     Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

     High Yield Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

     - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     - greater risk of loss due to default or declining credit quality;

     - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

     Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody's and Standard & Poor's ratings.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent that do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

     Interest Rate Risk. Fixed income securities, including high yield securities, are subject to certain common risks, including:

     - if interest rates go up, the value of debt securities in the Fund's portfolio generally will decline;

     - during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

     - during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

     REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

     Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of Calamos, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     Foreign Securities. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

     - less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

     - many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

     - adverse effect of currency exchange rates or controls on the value of the Fund's investments;

     - the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

     - economic, political and social developments may adversely affect the securities markets; and

     - withholding and other non-U.S. taxes may decrease the Fund's return.

     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

     Economies and social and political climate in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     Currency Risk. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.


     Interest Rate Transactions Risk. The Fund may enter into swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund.


     Management Risk. Calamos' judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

     Antitakeover Provisions. The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transaction with affiliates, open-ending the Fund or a merger, asset sale or similar transaction.

     Recent Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to securities or other financial interests.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. There are seven Trustees of the Fund, three of whom are "interested persons" of the Trust (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the statement of additional information.

INVESTMENT ADVISER


     The Fund's investments are managed by Calamos, 1111 E. Warrenville Road, Naperville, IL. On August 1, 2002 Calamos managed approximately $10.9 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Holdings. Holdings is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977.


INVESTMENT MANAGEMENT AGREEMENT

     Subject to the overall authority of the Board of Trustees, Calamos regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations;
(c) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund's registration statement on Form N-2 and semi-annual reports on Form N-SAR; (d) overseeing the tabulation of proxies by the Fund's transfer agent; (e) assisting in the preparation and filing of the Fund's federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund's federal excise tax return pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith;
(m) reviewing the Fund's bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trustees.


     Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is accrued daily and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of managed assets. Assuming the issuance of AMPS with an aggregate liquidation preference of approximately 25% of the Fund's total assets, the investment management fee attributable to common shares would be 1.06%. Because the fees paid to Calamos are determined on the basis of the Fund's managed assets, Calamos's interest in determining whether to leverage the Fund may differ from the interests of the Fund and its common shareholders.


     Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund assumes and pays all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos' overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund's custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders' and other meetings; (y) interest on borrowed money, if any; and
(z) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange.

     For the first eight years of the Fund's operations, Calamos has contractually agreed to waive its management fee in the annual amounts, and for the time periods, set forth below:

                           FEES WAIVED
                       (AS A PERCENTAGE OF
    PERIOD ENDING        AVERAGE WEEKLY
      JUNE 30,           MANAGED ASSETS)
---------------------  -------------------
2002(1)..............         0.25%
2003.................         0.25%
2004.................         0.25%
2005.................         0.25%
2006.................         0.25%

                           FEES WAIVED
                       (AS A PERCENTAGE OF
    PERIOD ENDING        AVERAGE WEEKLY
      JUNE 30,           MANAGED ASSETS)
---------------------  -------------------
2007.................         0.25%
2008.................         0.18%
2009.................         0.11%
2010.................         0.04%

---------------

(1) From the commencement of operations.

     Calamos has not agreed to waive any portion of its management fees beyond June 30, 2010.

PORTFOLIO MANAGER

     John P. Calamos and Nick P. Calamos are responsible for managing the portfolio of the Fund. During the past five years, John P. Calamos has been president of Calamos and Calamos Financial Services, Inc. ("CFS"), an affiliate of Calamos, and Nick P. Calamos has been senior executive vice president of Calamos and CFS.

ADMINISTRATOR

     Under the terms of an administration agreement among the Fund, Calamos and Princeton Administrators, L.P. (the "Administrator"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Administration Agreement"), the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund, including, but not limited to, maintaining certain of the books and records of the Fund, preparing certain reports and other documents required by U.S. federal securities laws and regulations, responding to inquiries from Fund shareholders, calculating and distributing for publication the net asset value of the Fund's shares and providing the Fund with certain administrative office facilities. For the services rendered and the facilities furnished, Calamos (and not the Fund) pays the Administrator a monthly fee at the annual rate of 0.125% of the Fund's average weekly managed assets, subject to a monthly minimum fee of $12,500. The Administration Agreement will continue in effect until terminated by any party upon 60 days' prior written notice.

                              DESCRIPTION OF AMPS



     The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Statement of Preferences for AMPS (the "Statement") attached as Appendix A to the statement of additional information.


GENERAL


     The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, no par value per share, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 2,040 AMPS, Series M, 2,040 AMPS, Series TU, 2,040 AMPS, Series W, and 2,040 AMPS, Series TH. All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).



     The AMPS of each series will rank on parity with any other series of AMPS and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each AMPS carries one vote on matters on which AMPS can be voted. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Trustees may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.


DIVIDENDS AND RATE PERIODS


     The following is a general description of dividends and rate periods for the AMPS.



     Rate Periods. The initial rate period and rate for each series of AMPS is as set forth below:



SERIES                  INITIAL RATE PERIOD   INITIAL DIVIDEND RATE
------                  -------------------   ---------------------
M....................
TU...................
W....................
TH...................



     Any subsequent rate periods of a series of AMPS will generally be seven or 28 days. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See
"-- Designation of Special Rate Periods" below.



     Dividend Payment Dates. Dividends on each series of AMPS will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series as follows:



                        INITIAL DIVIDEND   SUBSEQUENT DIVIDEND
SERIES                    PAYMENT DATE        PAYMENT DATES
------                  ----------------   -------------------
M....................
TU...................
W....................
TH...................


     Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement. In addition, the Fund may specify different dividend payment dates for any special rate period of more than seven days in the case of the Series M and Series W AMPS and more than 28 days in the case of Series TU and Series TH, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.



     Dividends will be paid through the Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.



     Calculation of Dividend Payment. The Fund computes the dividends per share payable on AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.



     Dividends on AMPS will accumulate from the date of their original issue, which is September 16, 2002. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.



     The maximum applicable rate for any standard rate period will be the applicable percentage (set forth in the table below) of the applicable "AA" Financial Commercial Paper Rate. In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage will be determined based on the lower of the credit rating or ratings assigned to the AMPS by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency.



     CREDIT RATINGS FOR AMPS        APPLICABLE
   ----------------------------     PERCENTAGE:
      MOODY'S         FITCH       NO NOTIFICATION
   -------------   ------------   ---------------
   Aa3 or higher      AA- or
                      higher           150%
     A3 to A1        A- to A+          200%
   Baa3 to Baa1    BBB- to BBB+        225%
    Below Baa3      Below BBB-         275%


     Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.


     Restrictions on Dividend, Redemption and Other Payments. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the AMPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the AMPS or purchase or redeem AMPS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of AMPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.



     In addition, a declaration of a dividend or other distribution on or purchase or redemption of AMPS may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.



     While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:



     - In the case of Moody's coverage requirements, immediately after such transaction, the aggregate Moody's Coverage Value (i.e., the aggregate value of the Fund's portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding expenses for the next 90 days and any other liabilities of the Fund) (see "Rating Agency Guidelines" below);



     - In the case of Fitch's coverage requirements, immediately after such transaction, the Aggregate Fitch Value (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;



     - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under "Rating Agency Guidelines" below) is met;



     - Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and



     - The Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.



     The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, if the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.



     Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. In addition, the Fund does not intend to designate a special rate period if such designation would adversely affect Moody's or Fitch's or any substitute rating agency's then-current rating on the AMPS and Merrill Lynch, if Merrill Lynch is acting as a Broker-Dealer, objects to the designation of a special rate period (the Fund may terminate the agreement with any Broker-Dealer, including Merrill Lynch upon five days notice). The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount. A notice of special rate period also will specify whether the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.


VOTING RIGHTS


     Except as noted below, the Fund's common shares and AMPS have equal voting rights of one vote per share and vote together as a single class. In elections of trustees, the holders of AMPS, as a separate class, vote to elect two trustees. The Board of Trustees will determine to which class or classes the Trustees elected by the holders of AMPS will be assigned and the holders of the AMPS shall only be entitled to elect the Trustees so designated as being elected by the holders of the AMPS, when their term shall have expired and such Trustees appointed by the holders of AMPS will be allocated as evenly as possible among the classes of Trustees. The holders of the common shares and holders of AMPS vote together as a single class to elect the remaining trustees. In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the AMPS in an amount equal to two full years dividends, the holders of AMPS, voting as a single class, are entitled to elect (in addition to the two trustees set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the trustees has been elected by the holders of AMPS. The holders of AMPS will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.



     In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are trustees of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the AMPS of the number of trustees that such holders are entitled to elect. The persons elected by the holders of the AMPS, together with the incumbent trustees, will constitute the duly elected trustees of the Fund. When all dividends in arrears on the AMPS have been paid or provided for, the terms of office of the additional trustees elected by the holders of the AMPS will terminate.



     So long as any of the AMPS are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding AMPS, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.



     In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS is required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's fundamental investment restrictions described under "Investment Restrictions" in the Statement of Additional Information and changes in the Fund's subclassification as a closed-end investment company.



     The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of common shares and/or preferred shares necessary to authorize the action in question.



     The common shares and the AMPS also will vote separately to the extent otherwise required under Delaware law or the 1940 Act as in effect from time to time. The class votes of holders of AMPS described above will in each case be in addition to any separate vote of the requisite percentage of common shares and AMPS, voting together as a single class, necessary to authorize the action in question.



     For purpose of any right of the holders of AMPS to vote on any matter, whether the right is created by the Agreement and Declaration of Trust, by statute or otherwise, a holder of a preferred share is not entitled to vote and the AMPS will not be deemed to be outstanding for the purpose of voting or determining the number of AMPS required to constitute a quorum, if prior to or concurrently with a determination of the AMPS entitled to vote or of AMPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those AMPS and sufficient Deposit Securities (as defined in the Statement of Additional Information) for the redemption of those AMPS were deposited.


RATING AGENCY GUIDELINES


     The Fund is required under Fitch and Moody's guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). Fitch and Moody's have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The Fitch and Moody's guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the AMPS then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.



     The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("1940 Act Preferred Shares Asset Coverage"). Fitch and Moody's have agreed that the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditors. Based on the Fund's assets and liabilities as of August 31, 2002, and assuming the issuance of all AMPS offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to AMPS would be computed as follows:



Value of Fund assets less liabilities not constituting
  senior securities                                                $818,543,263
                                                               =                   =   401.25%
------------------------------------------------------------       ------------
Senior securities representing indebtedness plus liquidation
  value of the preferred shares                                    $204,000,000



     If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem AMPS as described below under "-- Redemption."



     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Trustees may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Fitch and Moody's, or both, as appropriate, that any such change would not impair the ratings then assigned by Fitch and Moody's to the AMPS.



     The Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate without the vote or consent of the holders of AMPS, including each series, or any other stockholder of the Fund, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test.



     As described by Fitch and Moody's, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay AMPS' obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Fitch and Moody's by the Fund and Calamos and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.



     The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to Fitch and Moody's for rating the AMPS.

REDEMPTION


     Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the AMPS will be subject to mandatory redemption out of funds legally available therefor in accordance with the Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.



     In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.



     Optional Redemption. To the extent permitted under the 1940 Act and Delaware law, the Fund at its option may without the consent of the holders of AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto,
(i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.



     Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and any other outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding preferred shares.


LIQUIDATION


     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such will have no right or claim to any of the remaining assets of the Fund.


     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL


     The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Statement included in the statement of additional information for a more complete description of the auction process.



     Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS, so long as the applicable rate for AMPS is to be based on the results of an auction.


     The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.


     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.



     The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by that Broker-Dealer's customer upon settlement in an auction.


     The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement.

AUCTION PROCEDURES


     Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer:



          1. Hold Order -- indicating its desire to hold AMPS without regard to the applicable rate for the next rate period.


          2. Bid -- indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next period is less than the rate or spread specified in the bid.

          3. Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next period.


     A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the

AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.



     A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of AMPS but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.



     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.


     There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for shares of such series for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.


     If there are not sufficient clearing bids for such series, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be the seven-day AA Financial Commercial Paper Rate in the case of a standard dividend period for the Series M and Series W AMPS and the 30-day AA Financial Commercial Paper Rate for the Series TU and Series TH AMPS.



     The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.


     The auctions for Series M and Series W AMPS will normally be held every seven days and the auctions for Series TU and Series TH AMPS will normally be held every 28 days. Each subsequent rate period will normally begin on the following business day.


     If an Auction Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures for any reason, then the Auction Rate for the next dividend period will be the Auction Rate determined on the previous Auction Date.

     If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

     - the Dividend Payment Date for the affected dividend period will be the next business day on which the trust and its paying agent, if any, can pay the dividend;

     - the affected dividend period will end on the day it otherwise would have ended; and

     - the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.


     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:


Current Holder A........  Owns 500 shares, wants to sell  Bid order of 4.1% rate for all all 500 shares if auction rate  500 Shares
                          is less than 4.1%
Current Holder B........  Owns 300 shares, wants to hold  Hold order -- will take the auction rate
Current Holder C........  Owns 200 shares, wants to sell  Bid order of 3.9% rate for all all 200 shares if auction rate  200 shares
                          is less than 3.9%
Potential Holder D......  Wants to buy 200 shares         Places order to buy at or
                                                          above 4.0%
Potential Holder E......  Wants to buy 300 shares         Places order to buy at or
                                                          above 3.9%
Potential Holder F......  Wants to buy 200 shares         Places order to buy at or
                                                          above 4.1%


     The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF AMPS



     The underwriters are not required to make a market in the AMPS. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. AMPS will not be registered on any stock exchange or on the NASDAQ market.



     Investors who purchase AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.



     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:


     - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     - to a Broker-Dealer; or


     - to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.


     Further description of the auction procedures can be found in the Statement.

                           DESCRIPTION OF BORROWINGS


     The Agreement and Declaration of Trust authorizes the Fund, without prior approval of holders of common and preferred shares, including AMPS, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.


     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.


     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the AMPS shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to AMPS shareholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund, including AMPS.


     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

                          DESCRIPTION OF COMMON SHARES

     The Fund is authorized to issue an unlimited number of common shares, without par value. The Board of Trustees is authorized, however, to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-laws to reflect the terms of any such class or series.

     Common shares, when issued and outstanding, will be fully paid and non-assessable. Common shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.


     So long as any AMPS of the Fund are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on AMPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to AMPS would be at least 200% after giving effect to such distributions.


     The Common shares as listed on the New York Stock Exchange.

                                  TAX MATTERS


     The following is a description of certain U.S. federal income tax consequences to a shareholder that acquires, holds and/or disposes of AMPS of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institutional or non-U.S. investors. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.


     The Fund intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate rates (currently at the maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company income, net tax-exempt interest, and net capital gain.

     If for any taxable year the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although generally eligible for the corporate dividend received deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholder's hands.


     Under present law, it is anticipated that AMPS will constitute stock of the Fund, and thus distributions with respect to AMPS (other than as described below and other than distributions in redemption of AMPS subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and a portion of such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder's basis in the AMPS and, thereafter, as capital gain. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to AMPS as capital gain distributions in proportion to the AMPS' share of total dividends paid during the year. See "U.S. Federal Income Tax Matters" in the Statement of Additional Information.


     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed to have been paid by the shareholders.


     Sales and other dispositions of the AMPS are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the AMPS is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

     The Fund is required in certain circumstances to backup withhold at a rate of 30% (for calendar years 2002 and 2003) on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the AMPS paid to certain holders of the AMPS who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, AND LOCAL INCOME OR OTHER TAXES.

                    CERTAIN PROVISIONS OF THE AGREEMENT AND
                        DECLARATION OF TRUST AND BY-LAWS

     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one third of the Board of Trustees is elected by shareholders each year. A Trustee may be removed from office with or without cause by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least 75% of the shares entitled to be voted with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.

     In addition, the Agreement and Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund's assets; unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the shares entitled to vote on the matter is required.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Agreement and Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares entitled to vote on the matter, voting as separate classes or series (or a majority of such shares if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange. Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the purchase of illiquid securities.

     In addition, the Agreement and Declaration of Trust requires the affirmative vote of consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) entitled to vote shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash; or

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

     The Fund may be terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.

     The Agreement and Declaration of Trust and By-laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-laws (except for any by-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

                   CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
                      DIVIDEND PAYING AGENT AND REGISTRAR


     The Fund's securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund's shares is also The Bank of New York. In addition, The Bank of New York is the auction agent with respect to AMPS and acts as transfer agent, dividend paying agent and registrar with respect to AMPS.

                                  UNDERWRITING


     Subject to the terms and conditions of the purchase agreement dated
          , 2002, each Underwriter, named below has severally agreed to purchase, and the Fund has agreed to sell to each Underwriter, the number of AMPS set forth opposite the name of each Underwriter.



                                                             NUMBER OF SHARES
                                                -------------------------------------------
UNDERWRITER                                     SERIES M   SERIES TU   SERIES W   SERIES TH
-----------                                     --------   ---------   --------   ---------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated....................
UBS Warburg LLC..............................
                                                 -----       -----      -----       -----
             Total...........................    2,040       2,040      2,040       2,040
                                                 =====       =====      =====       =====



     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "Aaa" and "AAA" ratings on the AMPS by Moody's and Fitch, respectively, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any of the shares. In the purchase agreement, the Fund and Calamos have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.



     The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price
less a concession not in excess of $     per share. The sales load the Fund will
pay of $     per share is equal to   % of the initial offering price of the
AMPS. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any shares purchased
in the initial public offering on or before           , 2002.


     The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters.

     The Fund anticipates that the Underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under "The Auction" and in the statement of additional information. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.


     The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.



     The settlement date for the purchase of the AMPS will be           , 2002,
as agreed upon by the Underwriters, the Fund and Calamos pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                                 LEGAL OPINIONS


     Bell, Boyd & Lloyd LLC, Chicago, Illinois, serves as counsel to the Fund and to the non-interested Trustees. Vedder, Price, Kaufman & Kammholz ("Vedder Price"), Chicago, Illinois, which is serving as special counsel to the Fund in connection with the offering, will pass on the legality of the shares offered hereby. Vedder Price is also counsel to Calamos. Certain matters will be passed upon for the underwriters by Clifford Chance US LLP, New York, New York. Vedder Price and Clifford Chance US LLP may rely on the opinion of Morris, Nichols, Arsht & Tunnell, Wilmington, Delaware on matters of Delaware law.


                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.


     Additional information about the Fund and AMPS can be found in the Fund's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


Use of Proceeds.............................................    S-2
Investment Objective and Policies...........................    S-2
Investment Restrictions.....................................   S-19
Management of the Fund......................................   S-20
Portfolio Transactions......................................   S-27
Net Asset Value.............................................   S-27
Additional Information Concerning The Auctions for AMPS.....   S-28
Repurchase of Common Shares.................................   S-29
Tax Matters.................................................   S-31
Experts.....................................................   S-37
Additional Information......................................   S-37
Financial Statement and Independent Auditors' Report........   S-38
Appendix A -- Statement of Preferences of Auction Market
  Preferred Shares..........................................    A-1
Appendix B -- Description of Ratings........................    B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               $

               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND


                  AUCTION MARKET PREFERRED SHARES ("AMPS"(R))


                             2,040 SHARES, SERIES M


                            2,040 SHARES, SERIES TU


                             2,040 SHARES, SERIES W


                            2,040 SHARES, SERIES TH



                    LIQUIDATION PREFERENCE $25,000 PER SHARE


                                   ----------
                                   PROSPECTUS
                                   ----------


                              MERRILL LYNCH & CO.


                                  UBS WARBURG

                                          , 2002


"AMPS" IS A REGISTERED SERVICE MARK OF MERRILL LYNCH & CO., INC.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SEC FILE NUMBER:811-21080


                333-96997

         The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED SEPTEMBER 9, 2002


                CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Calamos Convertible Opportunities and Income Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. This Statement of Additional Information relating to Auction Market Preferred Shares ("AMPS") does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated _______________ __, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus or the Statement of Preferences of AMPS (the "Statement") attached as Appendix A.

            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


Use of Proceeds..............................................................S-2
Investment Objective and Policies............................................S-2
Investment Restrictions.....................................................S-19
Management of the Fund......................................................S-20
Portfolio Transactions......................................................S-27
Net Asset Value.............................................................S-27
Additional Information Concerning The Auctions for AMPS.....................S-28
Repurchase of Common Shares.................................................S-29
Tax Matters.................................................................S-31
Experts  ...................................................................S-37
Additional Information......................................................S-37
Financial Statement and Independent Auditors' Report........................S-38

Appendix A-- Statement of Preferences of Auction Market Preferred Shares.....A-1

Appendix B-- Description of Ratings..........................................B-1

                                 USE OF PROCEEDS

         The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objective and policies within three months after completion of the offering. Pending such investment, the net proceeds may be invested in U.S. government securities high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily the types of securities in which the Fund may invest directly.

                        INVESTMENT OBJECTIVE AND POLICIES

         The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

PRIMARY INVESTMENTS

         Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets as described in the sentence above. The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time in light of the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.

CONVERTIBLE SECURITIES

         Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE SECURITIES

         Calamos Asset Management, Inc. ("Calamos") may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when Calamos believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

         A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

         The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible and non-convertible income securities.

HIGH YIELD SECURITIES

         A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated but determined by Calamos to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

         INVESTMENT IN HIGH YIELD SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

         - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         -    greater risk of loss due to default or declining credit quality;

         - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

         Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix A to this statement of additional information for a description of Moody's and Standard & Poor's ratings.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

DISTRESSED SECURITIES

         The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

LOANS

         The Fund may invest up to 5% of its total assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (SEC).

         As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by Standard & Poor's), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

FOREIGN SECURITIES

         The Fund may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         The Fund expects that substantially all of its investments will be in developed nations. However, the Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS

         Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

         If the Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

         The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

         An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

         The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq National Market System. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

         There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might not be able to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at

------------------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

         If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

         When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%.

WARRANTS

         The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

         Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

SHORT SALES

         The Fund may attempt to hedge against market risk and to enhance income by selling short "against the box," that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

         In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must adjust daily the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

         Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions of the Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that the Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against the Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code (and related Treasury Regulations thereunder) may limit the degree to which the Fund is able to enter into short sales and other transactions with similar effects without triggering adverse tax consequences, which limitations might impair the Fund's ability to achieve its investment objective. See "U.S. Federal Income Tax Matters."

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS

         The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

ILLIQUID SECURITIES

         The Fund may invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of Calamos, liquid if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may be illiquid. The Fund may invest without limit in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         The Fund may invest without limit in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

TEMPORARY INVESTMENTS

         The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

REPURCHASE AGREEMENTS

         As part of its strategy for the temporary investment of cash, the Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

PREFERRED SHARES

         The Fund may invest in preferred shares. The preferred shares that the Fund will invest in will typically be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares.

REAL ESTATE INVESTMENT FUNDS ("REITS") AND ASSOCIATED RISK FACTORS

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

OTHER INVESTMENT COMPANIES

         The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

                             INVESTMENT RESTRICTIONS

         The following are the Fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.

         The Fund may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (2) Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (3) Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (5) Invest in physical commodities or contracts relating to physical commodities.

         (6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

         (7) Make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (8) Concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

         Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition, to comply with federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited by both an income and an asset test. See "U.S. Federal Income Tax Matters."

         As a non-fundamental policy, the Fund may not issue preferred shares, borrow money or issue debt securities in an aggregate amount exceeding 33?% of the Fund's total assets.

                             MANAGEMENT OF THE FUND



TRUSTEES AND OFFICERS

         The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of Calamos Investment Trust and Calamos Advisors Trust (nine U.S. registered investment portfolios), each of which Calamos serves as investment adviser (collectively, the nine portfolios are called the "Calamos Funds"). The address for all Interested Trustees and all officers of the Fund is 1111 East Warrenville Road, Naperville, Illinois 60563-1493, except Mr. Marsh whose address is 311 South Wacker Drive, Suite 3000, Chicago, IL 60606-6677. The addresses of the "non-interested" Trustees are as follows: the address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Hanauer is 361 Forest Avenue, Suite 200, Laguna Beach, California 92651; that of Mr. Neal is 309 Sterling Road, Kenilworth, Illinois 60043; and that of Mr. Rybak is 12813 Misty Harbour Lane, Palos Park, IL 60464.

                                              TERM OF OFFICE
                            POSITIONS HELD     AND LENGTH OF    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
      NAME AND AGE          WITH THE FUND         SERVICE       AND OTHER DIRECTORSHIPS HELD BY THE TRUSTEE
      ------------          --------------   ---------------    -------------------------------------------
INTERESTED TRUSTEES:
*John P. Calamos (61)     Trustee and        Trustee since      President, Calamos; President, Calamos Financial
                          President          April 2002.        Services, Inc. ("CFS"); Trustee, Calamos Advisors
                                             Term expires in    Trust and Calamos Investment Trust.
                                             2005.

*Nick P. Calamos (40)     Trustee            Trustee since      Senior Executive Vice President, Calamos and CFS;
                                             May 2002.          Trustee, Calamos Advisors Trust and Calamos
                                             Term expires in    Investment Trust.
                                             2004.

*Weston W. Marsh (51)     Trustee            Trustee since      Partner, Freeborn & Peters (law firm); Director,
                                             May 2002.          Telesource International; Trustee, Calamos
                                             Term expires in    Advisors Trust and Calamos Investment Trust.
                                             2005.

                                              TERM OF OFFICE
                            POSITIONS HELD     AND LENGTH OF    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
      NAME AND AGE          WITH THE FUND         SERVICE       AND OTHER DIRECTORSHIPS HELD BY THE TRUSTEE
      ------------          --------------   ---------------    -------------------------------------------

INDEPENDENT TRUSTEES:
Richard J. Dowen (57)     Trustee            Trustee since      Chair and Professor of Finance, Northern Illinois
                                             May 2002.          University; Trustee, Calamos Advisors Trust and
                                             Term expires in    Calamos Investment Trust.
                                             2004.

Joe F. Hanauer (64)       Trustee            Trustee since      Director, MAF Bancorp (banking); Director,
                                             May 2002.          Homestore.com, Inc., (internet provider of real
                                             Term expires in    estate information and products); Director,
                                             2003.              Grubb & Ellis Co. (advisory firm specializing in
                                                                real estate); Director, Combined Investments, L.P.
                                                                (investment management); Trustee, Calamos Advisors
                                                                Trust and Calamos Investment Trust (since 2001).

John E. Neal (52)         Trustee            Trustee since      Managing Director, Bank One Capital Markets
                                             May 2002.          (investment banking) (since 1999); Private
                                             Term expires in    Investor (1998); and President, Kemper Mutual
                                             2003.              Funds (1996-1977); Trustee, Calamos Advisors Trust
                                                                and Calamos Investment Trust (since 2001).

William Rybak (51)        Trustee            Trustee since      Director, Howe Barnes Investments (since
                                             May 2002.          January 2002); Executive Vice President and Chief
                                             Term expires in    Financial Officer, Van Kampen Investments, Inc.
                                             2005.              (and subsidiaries) (investment manager)
                                                                (1986-2000); Director, Alliance Bancorp (formerly
                                                                Hinsdale Financial Corporation) (savings & loan
                                                                holding company) (1986-2001); Trustee, Calamos
                                                                Advisors Trust and Calamos Investment Trust.
FUND OFFICERS:

Patrick H. Dudasik (46)   Vice President     Since April 2002.  Executive Vice President, Chief Financial and
                                             Serves at the      Administrative Officer and Treasurer of Calamos,
                                             discretion of the  since 2001; Chief Financial Officer, David Gomez
                                             Board.             and Associates, 1998-2001; Chief Financial
                                                                Officer, Scudder Kemper Investments, Inc.,
                                                                (investment manager) 1994-1998.

Rhowena Blank (33)        Treasurer          Since April 2002.  Vice President-Operations, Calamos, (since 1999);
                                             Serves at the      Director of Operations, Christian Brothers
                                             discretion of the  Investment Services, (investment manager)
                                             Board.             (1998-1999); Audit Manager, Ernst & Young, LP,
                                                                (independent auditors) (1994-1998).

Jeff Lotito (30)          Assistant          Since April 2002.  Operations Manager, Calamos, (since 2000);
                          Treasurer          Serves at the      Manager-Fund Administration, Van Kampen,
                                             discretion of the  (1999-2000); Supervisor-Corporate Accounting,
                                             Board.             Stein Roe and Farnham Incorporated (investment
                                                                manager) (1998-1999); Supervisor-Financial
                                                                Reporting, Scudder Kemper Investments, Inc.,
                                                                (1996-1998).

James S. Hamman, Jr. (32) Secretary          Since April 2002.  Executive Vice President and General Counsel,
                                             Serves at the      Calamos, (since 1998); Vice President and
                                             discretion of the  Associate Counsel, Scudder Kemper Investments,
                                             Board.             Inc., (1996-1998).

------------------
* John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because of their position with Calamos. Weston W. Marsh is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is a partner at a law firm that has performed work for one or more principal underwriters. In addition, Mr. Marsh is a partner at a law firm that has performed work for John P. Calamos, the chief executive and a controlling person of Calamos (such work was not with respect to 1940 Act or Investment Advisers Act of 1940 matters). Upon the advice of counsel to the Trust, the Trust does not believe that Mr. Marsh is an "interested person" of Calamos.

         The Trustees of the Fund are also Trustees of Calamos Advisors Trust and Calamos Investment Trust, both open-end investment companies advised by Calamos.

         The Fund's Board of Trustees consists of seven members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of Joe F. Hanauer and John E. Neal expire at the first annual meeting following this public offering, the terms of Nick P. Calamos and Richard J. Dowen expire at the second annual meeting, and the terms of John P. Calamos, Weston W. Marsh and William Rybak expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

         COMMITTEES OF THE BOARD OF TRUSTEES. The Fund's Board of Trustees currently has three standing committees:

              EXECUTIVE COMMITTEE. Messrs. John Calamos and Nick Calamos are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the board, with certain exceptions.

              AUDIT COMMITTEE. Messrs. Dowen, Hanauer, Neal and Rybak serve on the Audit Committee. The Audit Committee recommends independent auditors to the trustees, monitors the auditors' performance, reviews the results of the Fund's audit, and responds to other matters deemed appropriate by the Board of Trustees.

                  GOVERNANCE COMMITTEE. Messrs. Dowen, Hanauer, Neal, Marsh and Rybak serve on the Governance Committee. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. The members of the Governance Committee who are not interested persons of the Fund make recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. The Governance Committee will not consider shareholder recommendations regarding candidates for election as Trustees.

         The Fund's Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

         The Fund pays no salaries or compensation to any of its officers or to the Trustees who are affiliated persons of Calamos.

         The following table sets forth certain information with respect to the compensation paid to each Trustee by the Fund and the Calamos Funds as a group. Compensation from the Fund is for the current calendar year and is estimated. Total compensation from the Calamos Funds as a group is for the calendar year ended December 31, 2001.


                                                       ESTIMATED
                                                   COMPENSATION FROM                 TOTAL COMPENSATION FROM THE
            NAME OF TRUSTEE                              FUND                       FUND AND OTHER CALAMOS FUNDS
            ---------------                        -----------------                -----------------------------
John P. Calamos                                        $      0                                     $0
Nick P. Calamos                                               0                                      0
Richard J. Dowen                                         10,289                                 20,000
Joe F. Hanauer                                           10,289                                  2,333
John E. Neal                                             10,289                                  2,330
Weston W. Marsh                                          10,289                                      0(1)
William Rybak                                            10,289                                      0(1)



             OWNERSHIP OF SHARES OF THE FUND AND OTHER CALAMOS FUNDS

         The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Funds in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2001. The value of the shares held are stated in ranges in accordance with the requirements of the Securities and Exchange Commission (the "Commission"). The table reflects the Trustee's beneficial ownership of shares of the Calamos Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN ALL
                                                DOLLAR RANGE OF EQUITY                  REGISTERED INVESTMENT
            NAME OF TRUSTEE                     SECURITIES IN THE FUND            COMPANIES IN THE CALAMOS FUNDS(1)
            ---------------                     ----------------------            ---------------------------------
INTERESTED TRUSTEES:

John P. Calamos                                          None                               Over 100,000
Nick P. Calamos                                          None                               Over 100,000
Weston W. Marsh                                          None                                   None

NON-INTERESTED TRUSTEES:

Richard J. Dowen                                         None                              50,001-100,000
Joe F. Hanauer                                           None                                   None
John E. Neal                                             None                               Over 100,000
William Rybak                                            None                                   None

------------------
(1)     Messrs. Hanauer, Marsh and Rybak did not become trustees until 2002.

CODE OF ETHICS

         The Fund and Calamos have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, directors/Trustees and designated employees of Calamos and CFS. Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transaction of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

         Subject to the overall authority of the board of trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (i) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (ii) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations;
(iii) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund's registration statement on Form N-2 and semi-annual reports on Form N-SAR; (iv) overseeing the tabulation of proxies by the Fund's transfer agent; (v) assisting in the preparation and filing of the Fund's federal, state and local tax returns; (vi) assisting in the preparation and filing of the Fund's federal excise tax return pursuant to Section 4982 of the Code; (vii) providing assistance with investor and public relations matters; (viii) monitoring the valuation of portfolio securities and the calculation of net asset value; (ix) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (x) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; (xi) assisting in establishing the accounting policies of the Fund;
(xii) assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; (xiii) reviewing the Fund's bills; (xiv) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (xv) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trustees.

         Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is accrued daily and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of managed assets. Because the fees paid to Calamos are determined on the basis of the Fund's managed assets, Calamos's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

         For the first eight years of the Fund's operations, Calamos has contractually agreed to waive its management fee in the annual amounts, and for the time periods, set forth below:

                                     FEE WAIVED (AS A                                          FEE WAIVED (AS A
        PERIOD ENDING              PERCENTAGE OF AVERAGE            PERIOD ENDING            PERCENTAGE OF AVERAGE
           JUNE 30                WEEKLY MANAGED ASSETS)               JUNE 30              WEEKLY MANAGED ASSETS)
        -------------             ----------------------            -------------           ----------------------
2002(1)....................                  0.25%           2007.......................               0.25%
2003.......................                  0.25%           2008.......................               0.18%
2004.......................                  0.25%           2009.......................               0.11%
2005.......................                  0.25%           2010.......................               0.04%
2006.......................                  0.25%

------------------
(1)     From the commencement of operations.

         Calamos has not agreed to waive any portion of its management fees beyond June 30, 2010.

         Under the terms of its investment management agreement with the Fund, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including the Manager's overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund's custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders' and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange.

         Unless earlier terminated as described below, the investment management agreement will remain in effect until August 1, 2003 and will continue in effect from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Calamos upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENT. The Fund's investment management agreement is required to be approved before it is entered into and thereafter annually both by the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the Fund's investment management agreement are fair and reasonable and that the agreement is in the Fund's best interests. The Independent Trustees believe that the investment management agreement will enable the Fund to enjoy high quality investment management services at a cost which they deem appropriate, reasonable and in the best interests of the Fund. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

         In evaluating the investment management agreement, the Independent Trustees considered Calamos, its affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Calamos the Fund's operations and Calamos's ability to provide advisory and other services to the Fund. The Independent Trustees also reviewed, among other things:

         - the investment performance of other Calamos funds with similar investment strategies;

         - the proposed fees to be charged by Calamos for investment management services;

         -    the Fund's projected total operating expenses;

         - the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

         - the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by Calamos; and

         The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Calamos, as well as the qualifications of its personnel and its financial condition; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other funds managed by Calamos with similar objectives compared to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant.

         The use of the name "Calamos" in the name of the Fund is pursuant to licenses granted by Calamos, and the Fund has agreed to change the names to remove those references if Calamos ceases to act as investment adviser to the Fund.

         Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, will serve as administrator for the Fund. Calamos (and not the Fund) will pay the administrator a monthly fee at an annual rate of 0.125% of the Fund's average weekly managed assets, subject to a monthly minimum fee of $12,500.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         In executing portfolio transactions, Calamos uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         The Trustees have determined that portfolio transactions for the Fund may be executed through Calamos Financial Services, Inc. ("CFS"), an affiliate of Calamos, if, in the judgment of Calamos, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The Board of Trustees, including a majority of the Trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Fund will not effect principal transactions with CFS.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the Trustees may determine, Calamos may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

         In allocating the Fund's portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos's own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), Calamos may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.

                                 NET ASSET VALUE

         Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time), on the last business day in each week. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

         The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange or Nasdaq National Market are valued at the last quoted sale priced on the day the valuation is made. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market. The foreign securities held by a Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the New York Stock Exchange. The value of foreign securities is determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the New York Stock Exchange, whichever is earlier. If market prices are not readily available or the Fund's valuation methods do not produce a value reflective of the fair value of the security, securities and other assets are priced at a fair value as determined by the Board of Trustees or a committee thereof.


            ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS



GENERAL

         The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Fund's Directors, as described under "Description of the AMPS -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in AMPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The auction agent (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

         The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under

         "The Auction -- Secondary Market Trading and Transfers of the AMPS" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

         The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than [60] days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for the AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                           REPURCHASE OF COMMON SHARES

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total managed assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the

Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

         The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of AMPS of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

         The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If a Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event that the Fund does not so qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although a portion of such dividends may be eligible for the corporate dividends received deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholder's hands.

         Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains for any year if it fails to meet certain distribution requirements with respect to that year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to this excise tax.

         In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

         In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the "asset test") so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually. Any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


         If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

         If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

         The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

         If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund's ability to make distributions on its Common Shares and/or AMPS until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its net income as is required under the Code and therefore might jeopardize the Fund's qualification for the reduced rates of corporate tax applicable to certain regulated investment companies and/or might subject the Fund to the nondeductible 4% excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

         If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of the AMPS, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of AMPS, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of AMPS will be able to sell his or her shares, it is anticipated that the AMPS will constitute stock of the Fund, and thus distributions with respect to the AMPS (other than capital gain distributions and distributions in redemption of the AMPS subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes. The following discussion assumes such treatment will apply. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder's basis in the AMPS and, thereafter, as capital gain.

         The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the AMPS are entitled. Holders of the AMPS are entitled to receive only the amount of dividends as determined by periodic auctions. For U.S. federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the common shares and the AMPS as consisting of particular types of income (net capital gain, and ordinary income), in accordance with each class's proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the AMPS during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gains dividend, capital gains in proportion to the AMPS proportionate share of the total dividends paid on the AMPS during the year to the total distributions paid on both the AMPS and the Common Shares during the year. Each holder of the AMPS during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the AMPS have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her shares of AMPS and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of shares of AMPS who holds his or her shares of AMPS as a capital asset.

         Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gain to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the AMPS for U.S. federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the AMPS, the Fund intends to distribute its net capital gain for any year during which it has shares of AMPS outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of AMPS are entitled.

         Sales and other dispositions of the AMPS are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the AMPS is properly treated as a sale for tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments in the Fund.

         The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

         Certain distributions by the Fund to its corporate shareholders may qualify for the corporate dividends-received deduction subject to certain holding period requirements and limitations on debt financings under the Code, but only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The Fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the Fund's distributions, from the dividends attributable to such stocks, may qualify for the dividend-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations also provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Federal law requires that the Fund withhold, as "backup withholding," 30% (for calendar years 2002 and 2003) of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the AMPS paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, (i.e., U.S. citizens or residents or U.S. corporations, partnerships, Funds or estates and who are subject to U.S. federal income tax). Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. federal withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the Fund. Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws.

                                     EXPERTS


         The statement of net assets of the Fund as of June 14, 2002 appearing in this statement of additional information has been audited by Ernst & Young, LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois, 60606 independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

              FINANCIAL STATEMENT AND INDEPENDENT AUDITORS' REPORT

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder of
Calamos Convertible Opportunities and Income Fund

We have audited the statement of assets and liabilities as of June 14, 2002 and the related statement of operations for the period from April 17, 2002 (date of organization) through June 14, 2002 for the Calamos Convertible Opportunities and Income Fund (the "Fund"). These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at June 14, 2002, and the results of its operations for the period from April 17, 2002 (date of organization) through June 14, 2002, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois
June 18, 2002





                                                   /s/ ERNST & YOUNG LLP

               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 14, 2002

ASSETS:
Cash ........................................................        $   100,275
Receivable from Investment Adviser ..........................            969,710
Deferred offering costs .....................................                210
                                                                     -----------
Total assets ................................................          1,070,195
                                                                     -----------
LIABILITIES:
Accrued offering costs ......................................            904,920
Accrued organizational expenses .............................             65,000
                                                                     -----------
Total liabilities ...........................................            969,920
                                                                     -----------

Net Assets (7,000 shares of beneficial interest issued and
outstanding; unlimited shares authorized) ...................        $   100,275
                                                                     ===========

Net asset value per share ...................................        $    14.325
                                                                     ===========

                             STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 17, 2002 (DATE OF ORGANIZATION) THROUGH JUNE 14, 2002

Investment income                                                    $         -
                                                                     -----------
Organizational expenses                                                   65,000
Less: Reimbursement from Investment Adviser                              (65,000)
                                                                     -----------
Net Expenses                                                                   -
                                                                     -----------
Net Investment Income                                                $         -
                                                                     -----------

NOTES

1.   ORGANIZATION

     Calamos Convertible Opportunities and Income Fund (the "Fund") is a diversified, closed-end management investment company incorporated on April 17, 2002, which has had no operations other than the sale and issuance of 7,000 shares of beneficial interest at an aggregate purchase price of $100,275 to Calamos Asset Management, Inc. (the "Investment Adviser"). The Investment Adviser has agreed to reimburse the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share. Accordingly, the Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of its Common Shares upon the commencement of the Fund's operations. Estimated offering costs to be borne by the Fund total $904,920. Additionally, if the Fund completes an offering of Preferred Shares, the Fund will also pay expenses in connection with such offering.

2.   ACCOUNTING POLICIES

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.   AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, which provides for payment of a monthly fee computed at the annual rate of 0.80% of the Fund's average weekly Managed Assets, as defined. The Investment Adviser has contractually agreed to waive a portion of its management fee for the first eight years of the Fund's operations. The Investment Adviser will waive 0.25% of average weekly Total Managed Assets through June 30, 2007. The waiver is then reduced to 0.18% through June 30, 2008, 0.11% through June 30, 2009 and 0.04% through June 30, 2010.

     The Investment Adviser has entered with the Fund into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Investment Adviser will pay the Administrator a monthly fee computed at the annual rate of 0.125% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500. "Total Managed Assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Managed Assets", the liquidation preference of any preferred shares outstanding is not considered a liability.

     In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all organizational expenses.

4.   FEDERAL INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

5.   CONTINGENT RECEIVABLE FROM INVESTMENT ADVISER

     In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all organizational expenses.

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT                                                                                  VALUE
----------------------------------------------------------------------------------------------

CORPORATE BONDS (32.0%)
               BASIC INDUSTRIES (4.4%)

$ 13,000,000   Georgia-Pacific Corp.
               8.125%, 05/15/11                                                  $ 11,337,664

   4,000,000   Greif Bros Corp. (a)
               8.875%, 08/01/12                                                     3,980,000

  10,000,000   Mail-Well, Inc.
               9.625%, 03/15/12                                                     7,750,000

   4,000,000   Pope & Talbot, Inc. (a)
               8.375%, 06/01/13                                                     3,540,000
                                                                             -----------------
                                                                                   26,607,664
               CAPITAL GOODS- INDUSTRIAL (2.4%)

   2,225,000   AGCO Corp.
               8.500%, 03/15/06                                                     2,236,125

   2,800,000   Sonic Automotive, Inc.
               11.000%, 08/01/08                                                    2,996,000

               Tyco International Group SA
   4,500,000   6.750%, 02/15/11                                                     3,381,017
   7,600,000   6.375%, 10/15/11                                                     5,672,822
                                                                             -----------------
                                                                                   14,285,964
               CONSUMER CYCLICALS (11.9%)

   8,700,000   American Axle & Manufacturing Holdings, Inc.
               9.750%, 03/01/09                                                     9,309,000

   9,200,000   Aztar Corp.
               8.875%, 05/15/07                                                     9,269,000

               Dana Corp.
   6,500,000   10.125%, 03/15/10 (a)                                                6,402,500
   6,000,000   9.000%, 08/15/11                                                     5,790,000

               Delta Air Lines, Inc.
  11,750,000   7.700%, 12/15/05                                                    10,316,758
     750,000   9.750%, 05/15/21                                                       640,269

   5,500,000   International Game Technology
               8.375%, 05/15/09                                                     5,788,750

   8,500,000   Mandalay Resort Group
               10.250%, 08/01/07                                                    9,052,500

  13,100,000   Royal Caribbean Cruises
               8.750%, 02/02/11                                                    12,105,684

   2,900,000   The Gap, Inc.
               10.550%, 12/15/08                                                    2,913,557
                                                                             -----------------
                                                                                   71,588,018
               CONSUMER GROWTH STAPLES (2.6%)
   8,500,000   American Greetings Corp.
               11.750%, 07/15/08                                                    9,158,750

   8,225,000   Baush & Lomb, Inc.
               7.125%, 08/01/28                                                     6,808,384
                                                                             -----------------
                                                                                   15,967,134


               See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT                                                                                  VALUE
----------------------------------------------------------------------------------------------
               CONSUMER STAPLES (1.9%)

               Fleming Companies, Inc.
 $ 6,500,000   10.625%, 07/31/07                                                  $ 6,175,000
   5,000,000   10.125%, 04/01/08                                                    5,025,000
                                                                             -----------------
                                                                                   11,200,000

               CREDIT CYCLICALS (3.7%)

   4,000,000   Beazer Home USA, Inc. (a)
               8.375%, 04/15/12                                                     3,960,000

   9,000,000   KB Home
               9.500%, 02/15/11                                                     8,865,000

   9,300,000   Standard Pacific Corp.
               9.500%, 09/15/10                                                     9,369,750
                                                                             -----------------
                                                                                   22,194,750

               ENERGY (1.5%)

   8,500,000   Western Gas Resource
               10.000%, 06/15/09                                                    9,116,250
                                                                             -----------------

               FINANCIAL (1.6%)

   9,300,000   Host Marriott LP
               9.500%, 01/15/07                                                     9,381,375
                                                                             -----------------

               UTILITIES (2.0%)

  12,000,000   AES Corp.
               10.250%, 07/15/06                                                    2,340,000

               Calpine Corp.
   9,000,000   7.750%, 04/15/09                                                     4,545,000
  10,000,000   8.500%, 02/15/11                                                     5,150,000
                                                                             -----------------
                                                                                   12,035,000

               TOTAL CORPORATE BONDS
               (Cost $203,454,645)                                                192,376,155

 CONVERTIBLE BONDS (21.5%)

               CAPITAL GOODS- INDUSTRIAL (3.9%)

   6,475,000   Spherion Corp. (Interim Service)
               4.500%, 06/01/05                                                     5,180,000

   6,715,000   Standard Motor Products, Inc.
                6.750%, 07/15/09                                                    5,346,819

               Tyco International Group
  10,000,000   0.000%, 11/17/20                                                     6,037,500
   9,500,000   0.000%, 02/12/21                                                     6,697,500
                                                                             -----------------
                                                                                   23,261,819

               See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2002 (UNAUDITED)



PRINCIPAL
AMOUNT                                                                                  VALUE
----------------------------------------------------------------------------------------------
               CAPITAL GOODS - TECHNOLOGY (8.3%)

  19,000,000   Amazon.com, Inc.
         EUR   6.875%, 02/16/10                                                  $ 11,564,101

   7,500,000   ASML Holdings NV
               4.250%, 11/30/04                                                     6,149,782

  19,700,000   Juniper Networks, Inc.
               4.750%, 03/15/07                                                    12,805,000

   6,000,000   Quantum Corp.
               7.000%, 08/01/04                                                     5,625,000

  10,000,000   Rational Software Corp.
               5.000%, 02/01/07                                                     8,112,500

  12,500,000   Solectron Corp.
               0.000%, 11/20/20                                                     5,546,875
                                                                             -----------------
                                                                                   49,803,258
               CONSUMER CYCLICALS  (0.9%)

   5,500,000   The Gap, Inc.
               5.750%, 03/15/09                                                     5,665,000
                                                                             -----------------

               CONSUMER GROWTH STAPLES  (4.5%)

   6,500,000   Cendant Corp.
               3.000%, 05/04/21                                                     6,191,250

               Ivax Corp.
   2,500,000   5.500%, 05/15/07                                                     2,184,375
   6,000,000   4.500%, 05/15/08                                                     4,717,500

   6,000,000   National Data Corp.
               5.000%, 11/01/03                                                     5,632,500

  12,600,000   Service Corp.
               6.750%, 06/22/08                                                     8,457,750
                                                                             -----------------
                                                                                   27,183,375
               TELECOMMUNICATIONS (3.9%)

  15,000,000   Corning, Inc.
               4.875%, 03/01/08                                                     7,950,000

  26,000,000   Nextel Communications, Inc.
               6.000%, 06/01/11                                                    15,242,500
                                                                             -----------------
                                                                                   23,192,500
               TOTAL CONVERTIBLE BONDS
               (Cost   $129,667,289)                                              129,105,952

 NUMBER OF
   SHARES                                                                               VALUE
----------------------------------------------------------------------------------------------

 CONVERTIBLE PREFERRED STOCKS (6.8%)

               CAPITAL GOODS - INDUSTRIAL (1.1%)
     138,000   Cummins Capital Trust I
               7.000%                                                             $ 6,727,500
                                                                             -----------------

               CAPITAL GOODS - TECHNOLOGY (2.1%)

     335,000   Electronic Data Systems Corp.
               7.625%                                                              12,287,800
                                                                             -----------------


               See accompanying Notes to Schedule of Investments

Calamos Convertible Opportunities and Income Fund

SCHEDULE OF INVESTMENTS JULY 31, 2002 (UNAUDITED)



 NUMBER OF
   SHARES                                                                                VALUE
----------------------------------------------------------------------------------------------
               CONSUMER CYCLICALS  (1.5%)

     335,000   Tower Automotive Capital Trust
               6.750%                                                               8,835,625

               CONSUMER GROWTH STAPLES  (0.5%)

      82,000   Sinclair Broadcast Group
               6.000%                                                               2,911,000

               TELECOMMUNICATIONS  (0.9%)

      12,700   Lucent Technologies, Inc.
               8.000%                                                               5,805,488

               UTILITIES (0.7%)

     410,000   AES Corp. Trust III
               6.750%                                                               4,087,700

               TOTAL CONVERTIBLE PREFERRED
               STOCKS
               (Cost   $45,076,533)                                                40,655,113
                                                                             -----------------

               TOTAL INVESTMENTS (60.3%)
               (Cost   $378,198,467)                                              362,137,220
                                                                             -----------------

               OTHER ASSETS, LESS LIABILITIES (39.7%)                             238,696,134
                                                                             -----------------

               NET ASSETS (100.0%)                                              $ 600,833,354
                                                                             -----------------



NOTE TO SCHEDULE OF INVESTMENTS

(a) Rule 144A security-Private placement securities issued under Rule 144A are exempt from registration requirement of Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the funds and any resale by the funds must be exempt transactions, normally to other qualified institutional investors

FOREIGN CURRENCY ABBREVIATIONS

EUR:         European Monetary Unit

               See accompanying Notes to Schedule of Investments

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

STATEMENT OF ASSET AND LIABILITIES
JULY 31, 2002 (UNAUDITED)


ASSETS
Investments, at value (cost $378,198,467) ...............    $ 362,137,220
Cash with custodian (interest bearing) ..................      256,187,649
Accrued interest and dividends receivable ...............        8,269,627
Other assets ............................................            4,796
                                                             -------------
     Total Assets .......................................      626,599,292

LIABILITIES AND NET ASSETS
Payable for investments purchased .......................       24,696,399
Payable for offering and organizational fees ............          742,320
Payable to investment advisor ...........................          235,826
Payable to administrator ................................           69,360
Accrued expense and other liabilities ...................           22,033
                                                             -------------
     Total Liabilities ..................................       25,765,938
                                                             -------------

NET ASSETS ..............................................    $ 600,833,354
                                                             -------------


ANALYSIS OF NET ASSETS
Common stock, no par value, 96,782,000 shares
   authorized, 43,007,000 shares issued and outstanding .    $ 615,093,355
Undistributed net investment income .....................        1,818,385
Unrealized appreciation (depreciation) of investments and
    foreign currency transactions .......................      (16,078,386)
                                                             -------------

NET ASSETS ..............................................    $ 600,833,354
                                                             -------------

Net asset value per share of common stock:
    ($600,833,354 / 43,007,000 shares of common
     stock issued and outstanding) ......................    $       13.97
                                                             -------------


                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JULY 31, 2002 * (UNAUDITED)


INVESTMENT INCOME
Interest ................................................    $  1,615,468
Dividends ...............................................         470,125
                                                             ------------
              Total Investment Income ...................       2,085,593
                                                             ------------

EXPENSES
Investment advisory fees ................................         374,545
Administration fees .....................................          69,360
Custodian fees ..........................................           6,443
Audit and legal fees ....................................           4,780
Transfer agent fees .....................................           2,508
Shareholder reports .....................................           1,211
Registration fees .......................................           1,045
Trustees' fees ..........................................             773
Other ...................................................             477
                                                             ------------
              Total Expenses ............................         461,142
                                                             ------------
              Less expense waived or absorbed ...........         138,720
                                                             ------------
              Net Expenses ..............................         322,422
                                                             ------------

NET INVESTMENT INCOME ...................................       1,763,171
                                                             ------------


REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on foreign currency transactions          55,214
Change in net unrealized appreciation/depreciation
     on investments and forward foreign currency contract     (16,078,386)
                                                             ------------
NET (LOSS) ON INVESTMENTS ...............................     (16,023,172)
                                                             ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ..........................    $(14,260,001)
                                                             ------------


* June 28, 2002 (commencement of operations)



                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                           FOR THE
                                                                        PERIOD ENDED
                                                                       JULY 31, 2002 *
                                                                          (UNAUDITED)
                                                                       --------------

CHANGE IN NET ASSETS:
    Net investment income .........................................    $   1,763,171
    Net realized gain (loss) on foreign currency transactions .....           55,214
    Change in net unrealized appreciation/depreciation
       on investments and forward foreign currency contract .......      (16,078,386)
                                                                       -------------

    Net Increase (Decrease) in net assets resulting from operations      (14,260,001)
                                                                       -------------

DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income .........................................                0
    Net realized gains ............................................                0
                                                                       -------------
    Total Distributions ...........................................                0
                                                                       -------------

CAPITAL TRANSACTIONS
    Proceeds from initial offering ................................      615,975,000
    Offering costs ................................................         (981,920)
                                                                       -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........................      600,733,079
                                                                       -------------

NET ASSETS
    Beginning of period ...........................................          100,275
    End of period .................................................    $ 600,833,354
                                                                       -------------

    Undistributed net investment income ...........................    $   1,818,385
                                                                       -------------



* June 28, 2002 (commencement of operations)


                See accompanying Notes to Financial Statements.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS


Selected data for a share outstanding throughout the period was as follows:


                                                                     FOR THE PERIOD
                                                                     ENDED JULY 31,
                                                                         2002 *
                                                                       (UNAUDITED)
                                                                     --------------

INVESTMENT OPERATIONS:
Net asset value, beginning of period .....................           $  14.32 (a)
                                                                     ------------
   Net investment income (b) .............................               0.04
   Net realized and unrealized gain (loss) on investments,
        and foreign currency transactions ................              (0.39)
                                                                     ------------
   Total from investment operations ......................              (0.35)
                                                                     ------------

Net asset value, end of period ...........................           $  13.97
                                                                     ============



RATIOS/SUPPLEMENTAL DATA:
Total investment return based on (c):
     Market Value                                                        0.0%
     Net Asset Value                                                    (2.5)%
Net assets end of period (000)                                       600,833
Ratio of net expenses to average net assets                             0.59%(d)
Ratio of net investment income to average net assets                    3.21%(d)
Ratio of gross expenses to average net assets prior to
  waiver and absorption of expenses by the advisor                      0.84%
Portfolio turnover rate                                                    -



* June 28, 2002 (commencement of operations)
(a) Net of sales load of $0.68 on initial shares issued.
(b) Based on average shares outstanding.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected.
(d) Annualized.

Calamos Convertible Opportunities and Income Fund
Notes to Financial Statements (Unaudited)

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS Convertible Opportunities and Income Fund (the "Fund"), was organized as a Delaware Business Trust on April 17, 2002 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund commenced operations on June 28, 2002.

The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in convertible securities and non-convertible income securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by economic developments in a specific state, industry, or region.


PORTFOLIO VALUATION. Investments are stated at value. Securities for which quotations are readily available are valued at the last available sale prices on the exchange or market on which they are principally traded, or lacking any sales, at the mean of the most recently quoted bid and asked prices. Securities and other assets for which market quotations are not readily available are valued at fair value determined in a good faith by or under the direction of the Fund's Board of Trustees. Forward currency contracts are valued using forward currency exchange rates available from a quotation service.



INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of discount and amortization of premium on non-convertible bonds. Generally, the Fund does not amortize premium on convertible securities since premiums on convertible securities are attributed to the equity component of the convertible security. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information becomes available.



FOREIGN CURRENCY TRANSLATION. Value of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchanging prevailing on the respective dates of such transaction. Realized foreign exchange gain of $55,214 and unrealized loss of $17,139 incurred by the Fund are included as a component of net realized gain/loss on forward foreign currency contracts and change in net unrealized appreciation/depreciation on investments, and forward foreign currency, respectively.


FEDERAL INCOME TAXES. No provision has been made for Federal income taxes since the Fund elected to be taxed as a "regulated investment company" under Subchapter M and the Internal Revenue Code of 1986 and has made such distributions to shareholders as to be relieved of all Federal income taxes.


DIVIDENDS. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain dividends are determined in accordance with tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions.



USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

NOTE 2 - INVESTMENT ADVISER AND TRANSACTIONS WITH
AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment management agreement with Calamos Asset Management, Inc. ("CAM"), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). CAM has contractually agreed to waive its management fee in the amount of the 0.25% of the average weekly managed assets of the Fund for the first five full years of the Fund's operation through June 30, 2007. Then, CAM has agreed to waive a declining amount for an additional three years (0.18% of the average weekly managed in year 6, 0.11% of the average weekly managed in year 7, and 0.04% in year 8).


Under the terms of the Administration Agreement, CAM pays Princeton Administrators a monthly fee at an annual rate of 0.125% of the Fund's average weekly managed assets, subject to a monthly minimum fee of $12,500.


Certain portfolio transactions for the Fund may be executed through CALAMOS FINANCIAL SERVICES, INC. ("CFS") as broker, consistent with the Fund's policy of obtaining best price and execution. During the period from June 28, 2002 though July 31, 2002, the Fund paid no brokerage commissions to CFS on purchases and sales of Fund securities.

Certain officers and trustees of the Fund are also officers and directors of CFS and CAM. All officers and affiliated Trustees serve without direct compensation from the Fund. The Fund provides deferred compensation and retirement plans for its trustees who are not officers of CALAMOS. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in common shares of those funds selected by the trustees. Investments in such funds are included in "Other Assets" on the Statement of Assets and Liabilities at July 31, 2002 for $4,796. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

NOTE 3 - INVESTMENTS

Purchases and sales information of investment other than short-term obligation for the period ended July 31, 2002 were as follows:

         Purchases                                   $377,198,467
         Proceeds from sales                                    0

The following information is presented on an income tax basis as of July 31, 2002. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences. The cost basis of investments for tax purposes at July 31, 2002 was as follows:

         Cost basis of investments                   $378,198,467
         Gross unrealized appreciation                  5,504,151
         Gross unrealized depreciation                 21,565,398
         Net unrealized depreciation of                16,061,247

NOTE 4 - FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to change in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability to the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net unrealized gains and losses on these contracts.

NOTE 5 - INTEREST BEARING CASH DEPOSIT WITH CUSTODIAN

The Fund earns interest on it average daily balance deposited with its custodian. During the period ended July 31, 2002, the Fund earned $248,048.


NOTE 6 - CAPITAL

Of the 43,007,000 shares of common stock outstanding at July 31, 2002, CAM owned 7,000 shares.

                CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
                           STATEMENT OF PREFERENCES OF
                    AUCTION MARKET PREFERRED SHARES ("AMPS")

                                TABLE OF CONTENTS


                                                                                                               PAGE
DESIGNATION......................................................................................................1

PART I:  TERMS OF AMPS...........................................................................................2
1.       Number of Shares; Ranking...............................................................................2
2.       Dividends...............................................................................................2
3.       Redemption..............................................................................................5
4.       Designation of Dividend Period..........................................................................9
5.       Restrictions on Transfer...............................................................................10
6.       Voting Rights..........................................................................................10
7.       Liquidation Rights.....................................................................................13
8.       Auction Agent..........................................................................................14
9.       1940 Act Preferred Shares Asset Coverage...............................................................15
10.      Preferred Shares Basic Maintenance Amount..............................................................15
11.      Certain Other Restrictions.............................................................................15
12.      Compliance Procedures for Asset Maintenance Tests......................................................16
13.      Notices................................................................................................17
14.      Waiver.................................................................................................18
15.      Termination............................................................................................18
16.      Amendment..............................................................................................18
17.      Definitions............................................................................................18
18.      Interpretation.........................................................................................39

PART II:  AUCTION PROCEDURES....................................................................................41
1.       Certain Definitions....................................................................................41
2.       Orders.................................................................................................42
3.       Submission of Orders by Broker-Dealers to Auction Agent................................................44
4.       Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate........................46
5.       Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation....................47
6.       Transfer of AMPS.......................................................................................50

         Calamos Convertible Opportunities and Income Fund, a Delaware statutory trust (the "Trust"), certifies that:

         FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article V of its Agreement and Declaration of Trust (which as hereafter amended, restated and supplemented from time to time, is together with this Statement, the "Declaration"), the Board of Trustees has duly authorized the creation and issuance of, 8,160 shares of the preferred shares (no par value) (the "AMPS") and has further classified 2,040 of such shares as "Series M AMPS", liquidation preference $25,000 per share, 2,040 of such shares as "Series TU AMPS", liquidation preference $25,000 per share, 2,040 of such shares as "Series W AMPS", liquidation preference $25,000 per share and 2,040 of such shares as "Series TH AMPS", liquidation preference $25,000 per share (each a "Series" of AMPS, and together, the "AMPS").

         SECOND: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the AMPS are as follows:

                                   DESIGNATION

         Series M AMPS: a Series of 2,040 AMPS, no par value, liquidation preference $25,000 per share, is hereby designated "Series M AMPS" ("Series M AMPS"). Each share of Series M AMPS shall have an initial dividend rate per annum equal to ___% and an initial Dividend Payment Date of _______ __, 2002 and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of this Statement. The Series M AMPS shall constitute a separate Series of AMPS of the Trust.

         Series TU AMPS: a Series of 2,040 AMPS, no par value, liquidation preference $25,000 per share, is hereby designated "Series TU AMPS" ("Series TU AMPS"). Each share of Series TU AMPS shall have an initial dividend rate per annum equal to ___% and an initial Dividend Payment Date of ________ __, 2002 and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of this Statement. The Series TU AMPS shall constitute a separate Series of AMPS of the Trust.

         Series W AMPS: a Series of 2,040 AMPS, no par value, liquidation preference $25,000 per share, is hereby designated "Series W AMPS" ("Series W AMPS"). Each share of Series W AMPS shall have an initial dividend rate per annum equal to ___% and an initial Dividend Payment Date of ________ __, 2002 and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of this Statement. The Series W AMPS shall constitute a separate Series of AMPS of the Trust.

         Series TH AMPS: a Series of 2,040 AMPS, no par value, liquidation preference $25,000 per share, is hereby designated "Series TH AMPS" ("Series TH AMPS"). Each share of Series TH AMPS shall have an initial dividend rate per annum equal to ___% and an initial Dividend Payment Date of _______ __, 2002 and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of this Statement. The Series TH AMPS shall constitute a separate Series of AMPS of the Trust.

         Subject to the provisions of Section 11(b) of Part I hereof, the Board of Trusts of the Trust may, in the future, reclassify additional shares of the Trust's unissued common shares as preferred shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in this Statement with respect to the additional shares.

         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I and Section 1 of Part II of this Statement.

                              PART I: TERMS OF AMPS

         1. Number of Shares; Ranking.

                  (a) The initial number of authorized shares constituting the Series M AMPS is 2,040 shares, Series TU AMPS is 2,040 shares, Series W AMPS is 2,040 shares, and Series TH AMPS is 2,040 shares. No fractional shares of any Series shall be issued.

                  (b) Shares of each Series that at any time have been redeemed or purchased by the Trust shall, after such redemption or purchase, have the status of authorized but unissued preferred shares of beneficial interest.

                  (c) Shares of each Series shall rank on a parity with shares of any other Series of preferred shares of the Trust (including any other AMPS) as to the payment of dividends to which such shares are entitled.

                  (d) No Holder of shares of any Series shall have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of any Series, Common Shares of the Trust or other securities of the Trust which it may hereafter issue or sell.

         2. Dividends.

                  (a) The Holders of shares of each Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding shares of each Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

                   (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series, as follows:

                           (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and

                           (B) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.

                           (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

                           (iii) The Trust shall pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for a Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of such Series on such Dividend Payment Date. The Trust shall not be required to establish any reserves for the payment of dividends.

                           (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were to have been so applied.

                           (v) Each dividend on each Series shall be paid on the Dividend Payment Date therefor to the Holders of that Series as their names appear on the share ledger or share records of the Trust on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the share ledger or share records of the Trust on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

                  (c) (i) The dividend rate on Outstanding shares of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate as determined in the manner set forth under "Designation" above. For each subsequent Dividend Period for each Series, the dividend rate shall be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any Series being the subject of Submitted Hold Orders and other than in an auction for a Special Dividend Period), then the dividend rate on the shares of that Series For any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). If the Fund has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current rate period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held, the dividend rate for the Subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.

                           (ii) Subject to the cure provisions in Section 2(c)(iii) below, a "Default Period" with respect to a particular Series will commence on any date the Trust fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a

         "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default").

                           Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

                           (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                           (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365 for each Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

                  (d) Any dividend payment made on shares of any Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to that Series.

                  (e) For so long as the AMPS are Outstanding, except as otherwise contemplated by Part I of this Statement, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the AMPS as to dividends or upon liquidation) with respect to Common Shares or any other shares of beneficial interest of the Trust ranking junior to the AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares of beneficial interest ranking junior to the AMPS (except by conversion into or exchange for shares of the Trust ranking junior to the AMPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount and the 1940 Act AMPS Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Trust's preferred shares, including the AMPS or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (iii) the Trust has redeemed the full number of shares of preferred required to be redeemed by any mandatory provision for redemption including the AMPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of this Supplement.

                  (f) For so long as the AMPS are Outstanding, except as set forth in the next sentence, the Trust will not declare, pay or set apart for payment on any Series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each Series through their most recent Dividend Payment Date. When dividends are not paid in full upon the AMPS through their most recent Dividend Payment Dates or upon any other Series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS through their most recent respective Dividend Payment Dates, all dividends declared upon the AMPS and any other such Series of shares of beneficial interest ranking on a parity as to the payment of dividends with the AMPS shall be declared pro rata so that the amount of dividends declared per share on the AMPS and such other Series of preferred shares of beneficial interest ranking on a parity therewith shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other Series of preferred shares of beneficial interest ranking on a parity therewith bear to each other.

         3. Redemption.

                  (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Delaware law, the Trust may, at its option, redeem in whole or in part out of funds legally available therefor shares of any Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of this Statement; provided, however, that during a Dividend Period of more than one year, no shares of any Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Trust shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Trust gives such notice and on the Redemption Date, (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of each Series by reason of the redemption of each Series on the Redemption Date and (b) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Trust makes the deposit and takes the other action required thereby.

                           (ii) If the Trust fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the AMPS will be subject to mandatory redemption out of funds legally available therefor. The number of AMPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Trust meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all AMPS then Outstanding will be redeemed) and (B) the maximum number of AMPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                           (iii) In determining the AMPS required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Trust shall allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the AMPS in proportion to the number of shares they hold and other preferred shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Trust shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Trust last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Trust does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of AMPS which would be required to be redeemed by the Trust under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with other preferred shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Trust otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Trust shall redeem those AMPS, and other preferred shares which it was unable to redeem, on the earliest practicable date on which the Trust will have such funds available, upon notice pursuant to Section 3(b) to record owners of AMPS to be redeemed and the Paying Agent. The Trust will deposit with the Paying Agent funds sufficient to redeem the specified number of AMPS with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding AMPS are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of the AMPS held by such Holders, by lot or by such other method as the Trust shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

                  (b) In the event of a redemption pursuant to the foregoing
Section 3(a), the Trust will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Trust shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of any Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Trust). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of any Series at their addresses appearing on the share records of the Trust. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of each Series To be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder. The Trust shall provide Moody's (if Moody's is then rating the AMPS) written notice of the Trust's intent to redeem shares pursuant to Section 3(a) above.

                  (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, no preferred shares, including the AMPS, may be redeemed at the option of the Trust unless all dividends in arrears on the Outstanding AMPS and any other preferred shares have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.

                  (d) Upon the deposit of funds sufficient to redeem shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Trust has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Trust shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of any Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of any Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, and upon request, be paid to the Trust, after which time the Holders of shares of each Series so called for redemption may look only to the Trust for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the

Paying Agent shall notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks.

                  (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Trust may not have redeemed shares of each Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of any Series and shall include those shares of any Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

                  (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

                  (g) So long as any shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

                  (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Trust to purchase or otherwise acquire any shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each Series For which Notice of Redemption has been given and the Trust meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding shares of any Series are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the auction agent, in accordance with the procedures agreed upon by the Board of Trustees.

                  (i) In the case of any redemption pursuant to this Section 3, only whole shares of each Series shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

                  (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6 of Part I of this Statement, the Board of Trustees, upon notification to each Rating Agency, may authorize, create or issue other Series of preferred shares, including other Series of AMPS, Series of preferred shares ranking on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, and senior securities representing indebtedness as defined in the 1940 Act, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such shares (or such portion thereof needed to redeem or repurchase the Outstanding AMPS) are deposited with the Paying Agent in accordance with Section 3(d) of Part I of this Statement, Notice of Redemption as contemplated by
Section 3(b) of Part I of this Statement has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding AMPS or (B) the Trust would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 11 of Part I of this Statement.

         4. Designation of Dividend Period.

                  (a) The initial Dividend Period for each Series shall be as determined in the manner set forth under "Designation" above. The Trust will designate the duration of subsequent Dividend Periods of each Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, each Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Trust shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, (v) each Rating Agency shall have been provided notice of the Trust's intention to declare a Special Dividend Period.

                  (b) If the Trust proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Rate for such Special Dividend Period and (B) that the Trust will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or
(y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                           (i) a notice stating (A) that the Trust has
                  determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                           (ii) a notice stating that the Trust has determined
                  not to exercise its option to designate a Special Dividend Period.

If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

         5. Restrictions on Transfer. Shares of each Series may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Trust or any Affiliate.

Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of any Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of each Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

         6. Voting Rights.

                  (a) Except as otherwise provided in the Declaration or as otherwise required by applicable law, (i) each Holder of shares of any Series shall be entitled to one vote for each share of any Series held on each matter on which the Holders of the AMPS are entitled to vote, and (ii) the holders of the Outstanding preferred shares, including each Series, and holders of shares of Common Shares shall vote together as a single class on all matters submitted to the shareholders; provided, however, that, with respect to the election of trustees, the holders of the Outstanding preferred shares, including each Series, represented in person or by proxy at a meeting for the election of trustees, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares, including the Common Shares, to elect two trustees of the Trust, each share of preferred, including each Series, entitling the holder thereof to one vote. The identities of the nominees of such trusteeships may be fixed by the Board of Trustees. The Board of Trustees will determine to which class or classes the trustees elected by the Outstanding preferred shares will be assigned and the holders of Outstanding preferred shares shall only be entitled to elect the trustees so designated as being elected by the holders of preferred shares when their term shall have expired and such trustees appointed by the holders of preferred shares will be allocated as evenly as possible among the classes of trustees. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding preferred shares, including each Series, voting together as a single class, shall be entitled to elect the balance of the trustees.

                  (b) If at any time dividends on the AMPS shall be unpaid in an amount equal to two full years' dividends on the AMPS (a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number of additional trustees that, when added to the number of trustees then constituting the Board of Trustees, shall (together with the two trustees elected by the holders of preferred shares, including each Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred shares, including each Series, shall be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Trust), to elect the smallest number of such additional trustees of the Trust that shall constitute a majority of the total number of trustees of the Trust so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 shall continue unless and until all dividends in arrears on each Series shall have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph
(b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares, including each Series, upon the further occurrence of any of the events described in this paragraph (b) of
Section 6.

                  (c) As soon as practicable after the accrual of any right of the holders of preferred shares, including each Series, to elect additional trustees as described in paragraph (b) of this Section 6, the Trust shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including each Series, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of the Trust), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of preferred shares, including Holders of the AMPS, present in person or by proxy shall have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

                  (d) For purposes of determining any rights of the holders of the shares of preferred shares, including each Series, to vote on any matter, whether such right is created by this Statement, by statute or otherwise, if redemption of some or all of the preferred shares, including each Series, is required, no holder of preferred shares, including each Series, shall be entitled to vote and no preferred shares, including each Series, shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of AMPS in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3(b) of Part I of this Statement and in the case of other preferred shares the Trust has otherwise met the conditions for redemption applicable to such shares.

                  (e) The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders of the AMPS and holders of other preferred shares to elect trustees pursuant to paragraph (b) of this
Section 6 shall continue, notwithstanding the election at such meeting by the holders of the number of trustees that they are entitled to elect.

                  (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the AMPS and holders of other preferred shares pursuant to paragraph (b) of this
Section 6 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of such holders to elect additional trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

                  (g) Unless otherwise required by law or in the Trust's Declaration, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Trust fails to pay any dividends on the AMPS of the Trust or fails to redeem any AMPS which it is required to redeem, or any other event occurs which requires the mandatory redemption of AMPS and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of this Statement, the exclusive remedy of the Holders of AMPS shall be the right to vote for trustees pursuant to the provisions of paragraph (b) of this Section 6. In no event shall the Holders of AMPS have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

                  (h) For so long as any preferred shares, including each Series, are outstanding, the Trust will not, without the affirmative vote of the Holders of a majority of the outstanding preferred shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Trust's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Trust's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Trust may borrow as may be permitted by the Trust's investment restrictions; provided, however, that transfers of assets by the Trust subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Trust has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

                  (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares, including each Series, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Trust under
Section 13(a) of the 1940 Act. In the event a vote of holders of preferred shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

                  (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that Series in a manner different from that of other Series or classes of the Trust's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any Series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred shares necessary to authorize the action in question.

                  (k) The Board of Trustees, without the vote or consent of any holder of preferred shares, including each Series, or any other shareholder of the Trust, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Trust, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof, provided that the Board of Trustees receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of the any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of shares of preferred, including each Series, or any other shareholder of the Trust, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would meet the Preferred Shares Basic Maintenance Amount test.

         7. Liquidation Rights.

            (a) In the event of any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of preferred shares, including each Series, shall be entitled to receive out of the assets of the Trust available for distribution to shareholders, after claims of creditors but before distribution or payment shall be made in respect of the Common Shares or to any other shares of beneficial interest of the Trust ranking junior to the preferred shares, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the "Liquidation Preference"), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Trustees, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. Each Series shall rank on a parity with shares of any other Series of preferred shares of the Trust (including each Series) as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

            (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the assets of the Trust available for distribution among the holders of all outstanding preferred shares, including each Series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding preferred shares, including each Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding preferred shares, including each Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any shares of beneficial interest of the Trust ranking junior to the preferred shares as to liquidation.

            (c) Neither the consolidation nor merger of the Trust with or into any other business entity, nor the sale, lease, exchange or transfer by the Trust of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Trust for purposes of this
Section 7.

            (d) After the payment to Holders of AMPS of the full preferential amounts provided for in this Section 7, the Holders of the AMPS as such shall have no right or claim to any of the remaining assets of the Trust.

            (e) In the event the assets of the Trust or proceeds thereof available for distribution to the Holders of AMPS, upon dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other Series of preferred shares unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts to which holders of all preferred shares are entitled upon such dissolution, liquidation or winding up.

            (f) Subject to the rights of the holders of other preferred shares or after payment shall have been made in full to the Holders of AMPS as provided in paragraph (a) of this Section 7, but not prior thereto, any other Series or class of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

         8. Auction Agent. For so long as any AMPS are Outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which, however, may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of any Series are Outstanding, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

         9. 1940 Act Preferred Shares Asset Coverage. The Trust shall maintain, as of the last Business Day of each month in which any AMPS are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Trust fails to do so.

         10. Preferred Shares Basic Maintenance Amount. So long as any AMPS are Outstanding and any Rating Agency so requires, the Trust shall maintain, as of each Valuation Date, Moody's Eligible Assets, as applicable, equal to or exceeding 1.30 times the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Trust fails to do so.

         11. Certain Other Restrictions. So long as any AMPS are Outstanding and Fitch, Moody's or any Other Rating Agency that is rating such shares so requires, the Trust will not, unless it has received written confirmation from Fitch (if Fitch is then rating the AMPS), Moody's (if Moody's is then rating the AMPS) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the AMPS, engage in any one or more of the following transactions:

                  (a) except in connection with a refinancing of the AMPS, issue additional shares of any Series of preferred shares, including any Series or reissue any preferred shares, including any Series previously purchased or redeemed by the Trust;

                  (b) issue senior securities representing indebtedness as defined under the 1940 Act;

                  (c) engage in any short sales of securities;

                  (d) lend portfolio securities;

                  (e) merge or consolidate into or with any other fund;

                  [(e) (f) for purposes of valuation of Moody's Eligible Assets:
(A) if the Trust writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the AMPS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Trust buys have no value. For so long as the AMPS are rated by Moody's: (1) the Trust will not engage in options transactions for leveraging or speculative purposes; (2) the Trust will not write or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (3) the Trust will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Trust would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (4) the Trust will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (5) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (6) the Trust shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the AMPS);
(7) where delivery may be made to the Trust with any of a class of securities, the Trust shall assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value;
(8) the Trust will not engage in forward contracts; and (9) there shall be a quarterly audit made of the Trust's options transactions by the Trust's independent auditors to confirm that the Trust is in compliance with these standards.]

         12. Compliance Procedures for Asset Maintenance Tests. For so long as any AMPS are Outstanding and any Rating Agency so requires:

                  (a) As of each Valuation Date, the Trust shall determine (i) the Market Value of each Eligible Asset owned by the Trust on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Trust, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

                  (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Trust may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing AMPS outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

                  (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Preferred Shares Asset Coverage tests shall be determined with reference to those AMPS which are deemed to be Outstanding hereunder.

                  (d) In the case of the asset coverage requirements for Moody's and Fitch, the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor.

                  (e) The Trust shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a "Preferred Shares Basic Maintenance Certificate") as of (A) within seven Business Days after the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency,

(D) a Business Day on or before any Asset Coverage Cure Date relating to the Trust's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or AMPS are redeemed, (F) any day the Fitch Eligible Assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount and (G) weekly if Moody's Eligible Assets have an aggregate discounted value less than 1.30 times the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on or before the seventh Business Day after the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

                  (f) The Trust shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (iv) and
(v) of paragraph (a) of this Section 12 (a "1940 Act Preferred Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh Business Day after the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs
(d) and (e) of this Section 12 may be combined into a single certificate.

                  (g) Within ten Business Days of the Date of Original Issue, the Trust shall deliver to the Auction Agent and each Rating Agency a letter prepared by the Trust's independent auditors (an "Auditor's Certificate") regarding the accuracy of the calculations made by the Trust in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Trust on or before the seventh Business Day after the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal quarter of the Trust, the Trust will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Trust in such Certificates and in one other Preferred Shares Basic Maintenance Certificate randomly selected by the Trust's independent auditors during such fiscal quarter. In addition, the Trust will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Trust on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Trust's independent auditors will be conclusive and binding on the Trust.

                  (h) The Auditor's Certificates referred to in paragraph (g) above will confirm, based upon the independent auditor's review of portfolio data provided by the Trust, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Trust had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

                  (i) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Trust shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of this Statement. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage

Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Trust shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

         13. Notices. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in this Statement or by the Delaware law for notices of shareholders' meetings.

         14. Waiver. To the extent permitted by Delaware law, Holders of at least two-thirds of the Outstanding AMPS, acting collectively, or each Series, acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

         15. Termination. In the event that no AMPS are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Trust under this Statement shall terminate.

         16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of Section 6(k) of Part I of this Statement without shareholder approval. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any patent defect.

         17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         "AA' Financial Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90 day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in clause (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of financial issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent as agreed to by Merrill Lynch & Co. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days" maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

         "Affiliate" means any person actually known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such director or executive officer is also a trustee of the Trust.

         "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

         "All Hold Rate" means the 7-day "AA" Financial Commercial Paper Rate in the case of the Series M and W and the 30-day "AA" Financial Commercial Paper Rate in the case of Series TU and TH AMPS.

         "AMPS" has the meaning set forth in paragraph FIRST of Part I of this Statement.

         "Applicable Rate" means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of a Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate corresponding to that Series.

         "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii) of this Statement.

         "Auction" means each periodic operation of the Auction Procedures.

         "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

         "Auction Procedures" means the procedures for conducting Auctions as set forth in Part II of this Statement.

         "Auditor's Certificate" has the meaning set forth in Section 12(g) of
Part I of this Statement.

         "Beneficial Owner," with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

         "Bid" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.

         "Bidder" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement, provided, however, that neither the Trust nor any Affiliate shall be permitted to be a Bidder in an Auction.

         "Board of Trustees" or "Board" means the Board of Trustees of the Trust or any duly authorized committee thereof as permitted by applicable law.

         "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission.

         "Common Shares" means the shares of the Trust common shares of beneficial interest, no par value.

         "Date of Original Issue" means the date on which a Series is originally issued by the Trust.

         "Default" has the meaning set forth in Section 2(c)(ii) of Part I of this Statement.

         "Default Period" has the meaning set forth in Sections 2(c)(ii) or
(iii) of Part I of this Statement.

         "Default Rate" has the meaning set forth in Sections 2(c)(iii) of Part I of this Statement.

         "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

         "Discount Factor" means the Fitch Discount Factor (if Fitch is then rating the AMPS), the Moody's Discount Factor (if Moody's is then rating the
AMPS) or the discount factor established by any Other Rating Agency which is then rating the AMPS and which so requires, whichever is applicable.

         "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

         "Dividend Default" has the meaning set forth in Section 2(c)(iii) of
Part I of this Statement.

         "Dividend Payment Date" with respect to the AMPS means any date on which dividends are payable pursuant to Section 2(b) of Part I of this Statement.

         "Dividend Period" means, with respect to each Series, the initial period determined in the manner set forth under "Designation" above, and thereafter, as to such Series, the period commencing on the Business Day following each Dividend Period for such Series and ending on the calendar day immediately preceding the next Dividend Payment Date for such Series.

         "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the AMPS), Fitch Eligible Assets (if Fitch is then rating the AMPS), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

         "Existing Holder" has the meaning set forth in Section 1(d) of Part II of this Statement.

         "Fitch" means Fitch Ratings.

         "Fitch Discount Factor" means, for the purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

                  (i) Corporate debt securities. The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

                                                                                                          NOT
                                                                                                         RATED
                                                                                                          OR
        TERM TO MATURITY OF CORPORATE                                                                    BELOW
           DEBT SECURITY UNRATED(1)                 AAA       AA          A         BBB       BB          BB
----------------------------------------------    --------  -------    -------    -------   -------    ---------
3 years or less (but longer than 1 year)......    106.38%   108.11%    109.89%    111.73%   129.87%     151.52%
5 years or less (but longer than 3 years).....    111.11    112.99     114.94     116.96    134.24      151.52
7 years or less (but longer than 5 years).....    113.64    115.61     117.65     119.76    135.66      151.52
10 years or less (but longer than 7 years)....    115.61    117.65     119.76     121.95    136.74      151.52
15 years or less (but longer than 10 years)...    119.76    121.95     124.22     126.58    139.05      151.52
More than 15 years............................    124.22    126.58     129.03     131.58    144.55      151.52

------------------
(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

                  (ii) Convertible debt securities. The Fitch Discount Factor applied to convertible debt securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of >15.00% above the relevant Treasury curve.

                           The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

                           The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.

                           If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

                  (iii) Preferred securities: The percentage determined by reference to the rating of a preferred security in accordance with the table set forth below.


                                                                                                         NOT
                                                                                                        RATED
                                                                                                         OR
                                                                                                        BELOW
                   PREFERRED SECURITY(1)             AAA       AA          A        BBB        BB        BB
-----------------------------------------------    -------   -------    -------   --------   -------   -------
             Taxable Preferred.............        130.58%   133.19%    135.91%   138.73%    153.23%   161.08%
             Dividend-Received Deduction
                (DRD) Preferred............        163.40%   163.40%    163.40%   163.40%    201.21%   201.21%

--------------------------
         (1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

                  (iv) U.S. Government Securities and U.S. Treasury Strips:


                                                 DISCOUNT
          TIME REMAINING TO MATURITY              FACTOR
-----------------------------------------------  ---------
1 year or less.................................     100%
2 years or less (but longer than 1 year).......     103%
3 years or less (but longer than 2 years)......     105%
4 years or less (but longer than 3 years)......     107%
5 years or less (but longer than 4 years)......     109%
7 years or less (but longer than 5 years)......     112%
10 years or less (but longer than 7 years).....     114%
15 years or less (but longer than 10 years)....     122%
20 years or less (but longer than 15 years)....     130%
25 years or less (but longer than 20 years)....     146%
Greater than 30 years..........................     154%

                  (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

                  (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

                  (vii) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

         "Fitch Eligible Assets" means:

                  (i) cash (including interest and dividends due on assets rated
         (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date,
         (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

                  (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

                  (iii) U.S. Government Securities and U.S. Treasury Strips;

                  (iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the

         United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

                  (v) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

                  (vi) Asset-backed and mortgage-backed securities;

                  (vii) Rule 144A Securities;

                  (viii) Bank Loans;

                  (ix) Municipal debt obligation that (A) pays interest in cash
         (B) is part of an issue of municipal debt obligations of at least $5 million, except for municipal debt obligations rated below A by Fitch or the equivalent rating by another Rating Agency, in which case the minimum issue size is $10 million;

                  (x) Tradable credit baskets (e.g., Traded Custody Receipts or TRACERS and Targeted Return Index Securities Trust or TRAINS);

                  (xi) Convertible debt and convertible preferred stocks;

                  (xii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS;

                  (xiii) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the AMPS originally issued.

         Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

         Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

         Portfolio holdings as described above must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

                                                                    MINIMUM
      SECURITY              MAXIMUM             MAXIMUM            ISSUE SIZE
        RATED                SINGLE              SINGLE              ($ IN
      AT LEAST             ISSUER(1)         INDUSTRY(1)(2)       MILLION)(3)
----------------------     ----------        --------------       -------------
          AAA                  100%                100%                $100
          AA-                   20                  75                  100
           A-                   10                  50                  100
         BBB-                    6                  25                  100
          BB-                    4                  16                   50
           B-                    3                  12                   50
          CCC                    2                   8                   50

------------------

(1) Percentages represent a portion of the aggregate market value of corporate debt securities.
(2)      Industries are determined according to Fitch's Industry
         Classifications, as defined herein.
(3)      Preferred stock has a minimum issue size of $50 million.

         "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

         "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

                  (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

                  (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

                           (A) Outstanding financial futures contracts based on
                  Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P) or

                           (B) Outstanding financial futures contracts based on
                  Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and
                  (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

                  (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

                  (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

         "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

1.       Aerospace & Defense
2.       Automobiles

3.       Banking, Finance & Real Estate
4.       Broadcasting & Media
5.       Building & Materials
6.       Cable
7.       Chemicals
8.       Computers & Electronics
9.       Consumer Products
10.      Energy
11.      Environmental Services
12.      Farming & Agriculture
13.      Food, Beverage & Tobacco
14.      Gaming, Lodging & Restaurants
15.      Healthcare & Pharmaceuticals
16.      Industrial/Manufacturing
17.      Insurance
18.      Leisure & Entertainment
19.      Metals & Mining
20.      Miscellaneous
21.      Paper & Forest Products
22.      Retail
23.      Sovereign
24.      Supermarkets & Drugstores
25.      Telecommunications
26.      Textiles & Furniture
27.      Transportation
28.      Utilities

         "Hold Order" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.

         "Holder" means, with respect to the AMPS, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Trust.

         "Investment Manager" means Calamos Asset Management, Inc.

         "Liquidation Preference" means $25,000 per preferred share.

         "Mandatory Redemption Date" has meaning set forth in Section 3(a)(iv) of Part I of this Statement.

         "Mandatory Redemption Price" has the meaning set forth in Section 3(a)(iv) of Part I of this Statement.

         "Market Value" means the fair market value of an asset of the Trust as computed as follows:

         "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the "AA" Financial Commercial Paper Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the AMPS by Moody's and Fitch subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers; provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

             MOODY'S CREDIT RATING         FITCH CREDIT RATING        APPLICABLE PERCENTAGE
------------------------------------      --------------------        ---------------------
             Aa3 or Above                 AA- or Above                            150%
             A3 or a1                     A- to A+                                200%
             baa3 to baa1                 BBB- to BBB+                            225%
             Below baa3                   Below BBB-                              275%

         "Moody's" means Moody's Investors Service, Inc. and its successors at law.

         "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. According to Moody's guidelines, in addition to standard monthly reporting, the Fund must notify Moody's if the portfolio coverage ratio of the discounted value of Moody's Eligible Assets to liabilities is less than 130%. Computation of rating agency asset coverage ratio requires use of the Diversification Table prior to applying discount factors noted below and after identifying Moody's eligible assets for purposes of completing basic maintenance tests. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

                  (i) Convertible securities (including convertible preferreds):

                                        DISCOUNT FACTORS(1)
                      --------------------------------------------------------
    RATINGS(2)        UTILITY       INDUSTRIAL    FINANCIAL     TRANSPORTATION
------------------    ---------     ----------    ---------     --------------
Aaa............          162%          256%          233%             250%
Aa.............          167%          261%          238%             265%
A..............          172%          266%          243%             275%
Baa............          188%          282%          259%             285%
Ba.............          195%          290%          265%             290%
B..............          199%          293%          270%             295%
NR(3)..........          300%          300%          300%             300%

------------------
(1)     Discount factors are for 7-week exposure period.
(2) If a convertible security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).
(3) Unrated fixed-income and convertible securities, which are rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by both Moody's and S&P, the Fund will use the percentage set forth under "Unrated" in this table.

Upon conversion to common stock, the discount Factors applicable to common stock will apply:

        COMMON STOCKS              UTILITY       INDUSTRIAL      FINANCIAL
-----------------------------      ---------     ----------      ---------
7 week exposure period.....           170%           264%            241%

                  (ii) Corporate Debt Securities (non-convertible): The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

                                                                       MOODY'S RATING CATEGORY(1)
                                                  ---------------------------------------------------------------------

  TERMS TO MATURITY OF CORPORATE DEBT
                  SECURITY                         AAA      AA       A      BAA      BA       B       CAA     UNRATED(2)
---------------------------------------------     ------  -----   ------    -----   -----    ----    -----    ----------
1 year or less...............................      109%    112%    115%     118%    119%     125%    205%        225%
2 years or less (but longer than 1 year).....      115     118     122      125     127      133     205         225
3 years or less (but longer than 2 years)....      120     123     127      131     133      140     205         225
4 years or less (but longer than 3 years)....      126     129     133      138     140      147     205         225
5 years or less (but longer than 4 years)....      132     135     139      144     146      154     205         225
7 years or less (but longer than 5 years)....      139     143     147      152     156      164     205         225
10 years or less (but longer than 7 years)...      145     150     155      160     164      173     205         225
15 years or less (but longer than 10 years)..      150     155     160      165     170      180     205         225
20 years or less (but longer than 15 years)..      150     155     160      165     170      190     205         225
30 years or less (but longer than 20 years)..      150     155     160      165     170      191     205         225
Greater than 30 years........................      165     173     181      189     205      221     221         225

------------------
(1) If a corporate debt security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used (e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used).

(2) Unrated corporate debt securities, which are corporate debt securities rated by neither Moody's nor S&P, are limited to 10% of discounted Moody's Eligible Assets. If a corporate debt security is unrated by both Moody's and S&P, the Fund will use the percentage set forth under "Unrated" in this table.

         The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 120% for purposes of calculating the Discounted Value of such securities.

                  (iii) Preferred Stock: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 146%; (B) for preferred stocks of industrial and financial issuers, 209%; (C) for preferred stocks issued by real estate related issuers, 154%; and (D) for auction rate preferred stocks, 350%.

                  (iv) U.S. Government Securities and U.S. Treasury Strips:


                                                    U.S. GOVERNMENT SECURITIES           U.S. TREASURY STRIPS
          REMAINING TERM TO MATURITY                     DISCOUNT FACTOR                   DISCOUNT FACTOR
--------------------------------------------        --------------------------           --------------------
1 year or less..............................                   107%                              107%
2 years or less (but longer than 1 year)....                   113                               115
3 years or less (but longer than 2 years)...                   118                               121
4 years or less (but longer than 3 years)...                   123                               128
5 years or less (but longer than 4 years)...                   128                               135
7 years or less (but longer than 5 years)...                   135                               147
10 years or less (but longer than 7 years)..                   141                               163
15 years or less (but longer than 10 years).                   146                               191
20 years or less (but longer than 15 years).                   154                               218
30 years or less (but longer than 20 years).                   154                               244


                  (v) Short-Term Instruments and Cash: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation short-term corporate debt securities, Short Term Money Market Instruments and short-term municipal debt obligations, will be
         (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and

         (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated Rule 2a-7 money market funds will also have a discount factor of 100%.

                  (vi) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

         "Moody's Eligible Assets" means:

                  (i) cash (including interest and dividends due on assets rated
         (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

                  (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months. In addition, Moody's rated Rule 2a-7 money market funds are also eligible investments.

                  (iii) U.S. Government Securities and U.S. Treasury Strips;

                  (iv) Rule 144A Securities;

                  (v) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P;
         (C) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets;
         (D) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities are not subject to extended settlement.

                  Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered

         Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

                  (vi) Convertible bonds, provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of B3 or better, or an S&P rating of BB or better, (B) the common stocks must be traded on the NYSE, AMEX, or NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in Figure 1 below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month, (F) synthetic convertibles are excluded from asset eligibility.

FIGURE 1

                   CONVERTIBLE BONDS DIVERSIFICATION GUIDELINES
--------------------------------------------------------------------------------
                       MAXIMUM SINGLE       MAXIMUM SINGLE       MAXIMUM SINGLE
       TYPE            ISSUER (%) (1)        INDUSTRY (%)         STATE (%) (1)
--------------------   ---------------      ---------------    -----------------
Utility........                4                    50                    7 (2)
Other..........                6                    20                  n/a

(1) Percentage represent a portion of the aggregate market value and number of outstanding shares of the convertible stock portfolio.
(2) Utility companies operating in more than one state should be diversified according to the state in which they generate the largest part of their revenues. Publicly available information on utility company revenues by state is available from the Uniform Statistical Report (USR) or the Federal Energy Regulation commission (FERC).

                  (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets.

                  (viii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the AMPS.

                  (ix) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily.

                  In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:


                                           MAXIMUM           MAXIMUM          MAXIMUM
                          MAXIMUM           SINGLE            SINGLE        ISSUE SIZE
                           SINGLE         INDUSTRY(3)(4)   INDUSTRY(3)(4)       ($ IN
     RATINGS(1)         ISSUER(2)(3)      NON-UTILITY        UTILITY         MILLION)(5)
----------------------  ------------      --------------   --------------   ------------
Aaa................           100%              100%             100%             $100
Aa.................            20                60               30               100
A..................            10                40               25               100
Baa................             6                20               20               100
Ba.................             4                12               12                50(6)
B1--B2..............            3                 8                8                50(6)
B3 or below........             2                 5                5                50(6)

------------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.
(2) Companies subject to common ownership of 25% or more are considered as one issuer.
(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.
(4) Industries are determined according to Moody's Industry Classifications, as defined herein.
(5) Except for preferred stock, which has a minimum issue size of $50 million.
(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

         "Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, subject to the following limitations:

                  (i) the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

                           (A) Outstanding financial futures contracts based on
                  such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

                           (B) Outstanding financial futures contracts based on
                  any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund;

                  (ii) The Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

                           (A) Outstanding financial futures contracts based on
                  Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or

                           (B) Outstanding financial futures contracts based on
                  Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P);

                       (iii) The Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

                       (iv) The Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

                       (v) The Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

                       (vi) The Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

                       (vii) The Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

                  (b) "Moody's Industry Classifications" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the AMPS shares).

                       1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition.

                       2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers.

                       3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables.

                       4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil.

                       5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development.

                       6. Chemicals, Plastics and Rubber: Chemicals
         (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers.

                       7. Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass.

                       8. Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies.

                       9. Diversified/Conglomerate Manufacturing.

                       10. Diversified/Conglomerate Service.

                       11. Diversified Natural Resources, Precious Metals and
         Minerals: Fabricating, Distribution.

                       12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal.

                       13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology.

                       14. Finance: Investment Brokerage, Leasing, Syndication, Securities.

                       15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers.

                       16. Grocery: Grocery Stores, Convenience Food Stores.

                       17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment.

                       18. Home and Office Furnishings, Housewares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges.

                       19. Hotels, Motels, Inns and Gaming.

                       20. Insurance: Life, Property and Casualty, Broker, Agent, Surety.

                       21. Leisure, Amusement, Motion Pictures, Entertainment:
         Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution.

                       22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators.

                       23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing.

                       24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling.

                       25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment.

                       26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport.

                       27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom.

                       28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular.

                       29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes.

                       30. Personal Transportation: Air, Bus, Rail, Car Rental.

                       31. Utilities: Electric, Water, Hydro Power, Gas.

                       32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies.

                       The Fund will use SIC codes in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

         "1933 Act" means the Securities Act of 1933, as amended.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including all Outstanding AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

         "1940 Act Preferred Shares Asset Coverage Certificate" means the certificate required to be delivered by the Trust pursuant to Section 12(e) of this Statement.

         "Notice of Redemption" means any notice with respect to the redemption of AMPS pursuant to Section 3 of Part I of this Statement.

         "Order" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.

         "Other Rating Agency" means any rating agency other than Fitch or Moody's then providing a rating for the AMPS pursuant to the request of the Trust.

         "Other Rating Agency Eligible Assets" means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust's assets in connection with such Other Rating Agency's rating of the AMPS.

         "Outstanding" means, as of any date, AMPS theretofore issued by the Trust except, without duplication, (i) any AMPS theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any AMPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any AMPS as to which the Trust or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any AMPS as to which the Trust or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the AMPS Basic Maintenance Amount, AMPS held by the Trust will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

         "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.

         "Person" or "Persons" means and includes an individual, a partnership, the Trust, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Beneficial Owner or Holder" has the meaning set forth in
Section 1 of Part II of this Statement.

         "Preferred Shares Basic Maintenance Amount" means as of any Valuation Date as the dollar amount equal to the sum of:

                  (i) (A) the sum of the products resulting from multiplying the number of Outstanding AMPS on such date by the Liquidation Preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for each Outstanding AMPS to the 30th day after such Valuation Date; (C) the amount of anticipated Trust non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the AMPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to AMPS for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of
         (i)(A) through (i)(D): less

                  (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any (i)(B) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's and A-1 by S&P, it will be valued at its face value).

         "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Moody's Eligible Assets or the Fitch Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

         "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in Section 12(d) of Part I of this Statement.

         "Rating Agency" means Moody's and Fitch, as long as such rating agency is then rating the AMPS and any Other Rating Agency then rating the AMPS.

         "Redemption Date" has the meaning set forth in Section 2(c)(ii) of Part II of this Statement.

         "Redemption Default" has the meaning set forth in Section 2(c)(ii) of
Part I of this Statement.

         "Redemption Price" has the meaning set forth in Section 3(a)(i) of Part I of this Statement.

         "Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Financial Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

         "Registrar" means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as transfer agent.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

         "Sell Order" has the meaning set forth in Section 2(b) of Part II of this Statement.

         "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:

                  (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                  (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                  (iii) overnight funds; and

                  (iv) U.S. Government Securities.

         "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

         "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Trust, and (ii) a period (a "Premium Call Period"), consisting of a number of whole years, as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Trust's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

         "Standard Dividend Period" means a Dividend Period of seven days in the case of Series M and W, and 28 days in the case of Series TU and TH AMPS unless such seventh day or 28th day is not a Business Day, then the number of days ending on the Business Day next Business Day following such seventh day or 28th day.

         "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Transfer Agent" means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as Transfer Agent.

         "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.

         "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

        "Valuation Date" means the last Business Day of each week, or such other date as to which the Trust and Rating Agencies may agree for purposes of determining the Preferred Shares Basic Maintenance Amount.

         "Voting Period" has the meaning set forth in Section 6(b) of Part I of this Statement.

         "Winning Bid Rate" has the meaning set forth in Section 4(a)(iii) of
Part II of this Statement.

         18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

         1. Certain Definitions. As used in Part II of this Statement, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of this Statement except as otherwise indicated. Capitalized terms not defined in Section 1 of
Part II of this Statement shall have the respective meanings specified in Part I of this Statement.

         "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of existing or potential holders of AMPS.

         "Available AMPS" has the meaning set forth in Section 4(a)(i) of Part II of this Statement.

         "Existing Holder" with respect to shares of a series of AMPS means a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of such series.

         "Hold Order" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.

         "Order" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.

         "Potential Holder" means (a) any Existing Holder who may be interested in acquiring additional AMPS, or (b) any other person who may be interested in acquiring AMPS or whose shares will be listed under such person's
Broker-Dealer's name on the records of the Auction Agent.

         "Sell Order" has the meaning set forth in Section 2(b) of Part II of this Statement.

         "Submitted Bid Order" has the meaning set forth in Section 4(a) of Part II of this Statement.

         "Submitted Hold Order" has the meaning set forth in Section 4(a) of
Part II of this Statement.

         "Submitted Order" has the meaning set forth in Section 4(a) of Part II of this Statement.

         "Submitted Sell Order" has the meaning set forth in Section 4(a) of
Part II of this Statement.

         "Sufficient Clearing Orders" means that all AMPS are the subject of Submitted Hold Orders or that the number of AMPS that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of AMPS that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Rate and (B) the number of AMPS that are subject to Submitted Sell Orders.

         "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of AMPS which, when added to the number of AMPS to be purchased by the Potential Holders described in clause (B) above and the number of AMPS subject to Submitted Hold Orders, would be equal to the number of AMPS.

         2. Orders.

                  (a) On or prior to the Submission Deadline on each Auction Date for shares of a Series of AMPS:

                  (i) each Beneficial Owner of shares of such Series may submit to its Broker-Dealer by telephone or otherwise information as to:

                           (A) the number of Outstanding shares, if any, of such
             Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                           (B) the number of Outstanding shares, if any, of such
             Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                           (C) the number of Outstanding shares, if any, of such
             Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series; and

                 (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a Series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such Series
             specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be less than the rate specified therein;

                           (B) such number or a lesser number of Outstanding
             shares of such Series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or

                           (C) the number of Outstanding shares of such Series
             specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such Series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Bids for shares of such Series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a Series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                           (A) the number of Outstanding shares of such Series
             specified in such Sell Order; or

                           (B) such number or a lesser number of Outstanding
             shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for shares of such Series do not exist;

         provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a Series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Holder of shares of a Series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                           (A) the number of Outstanding shares of such Series
             specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such Series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein.

             (d) No Order for any number of AMPS other than whole shares shall be valid.

         3. Submission of Orders by Broker-Dealers to Auction Agent.

             (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for AMPS of a Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

                  (ii) the aggregate number of shares of such Series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such Series
                  subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such Series
                  subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such Series
                  subject to any Sell Order of such Existing Holder; and

                           (D) to the extent such Bidder is a Potential Holder
                  of shares of such series, the rate and number of shares of such Series specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding AMPS of a Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders for shares of such Series shall
             be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such Series held by such Existing Holder, and if the number of shares of such Series subject to such Hold Orders exceeds the number of Outstanding shares of such Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such Series held by such Existing Holder;

                           (ii) (A) any Bid for shares of such Series shall be
             considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                                (B) subject to subclause (A), if more than one
             Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such Series equal to such excess;

                                (C) subject to subclauses (A) and (B), if more
             than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                (D) in any such event, the number, if any, of
             such Outstanding shares of such Series subject to any portion of Bids considered not valid in whole or in part under this clause
             (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

                           (iii) all Sell Orders for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the sum of shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

             (e) If more than one Bid for one or more shares of a Series of AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

             (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

             (a) Not earlier than the Submission Deadline on each Auction Date for shares of a Series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                           (i) the excess of the number of Outstanding shares of such Series over the number of Outstanding shares of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

                           (ii) from the Submitted Orders for shares of such Series whether:

                                (A) the number of Outstanding shares of such
             Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series;

         exceeds or is equal to the sum of

                           (B) the number of Outstanding shares of such Series
                  subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

                           (C) the number of Outstanding shares of such Series
                  subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of shares of such Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                       (iii) if Sufficient Clearing Bids for shares of such Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                           (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such Series that are subject to such Submitted Bids; and

                           (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such Series which, when added to the number of Outstanding shares of such Series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available AMPS of such series.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the Series of AMPS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof as follows:

                       (i) if Sufficient Clearing Bids for shares of such Series exist, that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such Series so determined;

                       (ii) if Sufficient Clearing Bids for shares of such Series do not exist (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

                       (iii) if all of the Outstanding shares of such Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

         5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for shares of a Series of AMPS have been made, all Submitted Sell Orders with respect to shares of such Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids with respect to shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such Series shall be rejected:

                       (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such Series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

                       (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

                       (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be accepted;

                       (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("remaining shares") in the excess of the Available AMPS of such Series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the AMPS of such Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                       (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be accepted but only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares in the excess of the Available AMPS of such Series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

                  (b) If Sufficient Clearing Bids for shares of a Series of AMPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such Series shall be rejected:

                           (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be accepted; and

                           (iii) each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such Series and the Submitted Sell Orders for shares of such Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares of such Series subject to Submitted Bids described in clause (ii) of this paragraph
         (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such Series subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding shares of a Series of AMPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such Series shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a Series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of a Series of AMPS.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a Series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such Series for purchase among Potential Holders so that only whole AMPS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such Series on such Auction Date.

                  (f) Based on the results of each Auction for shares of a Series of AMPS, the Auction Agent shall determine the aggregate number of shares of such Series to be purchased and the aggregate number of shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a Series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders" or Potential Beneficial Owners" Submitted Bids for shares of such Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any Series or to pay for AMPS of any Series sold or purchased pursuant to the Auction Procedures or otherwise.

         6. Transfer of AMPS. Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

                         [Remainder of page left blank]

        IN WITNESS WHEREOF, CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND has caused these presents to be signed in its name and on its behalf by its _____________ and witnessed by its ____________________ as of this day of
_____________, 2002.

                                              CALAMOS CONVERTIBLE OPPORTUNITIES
                                              AND INCOME FUND


                                              By: _____________________________
                                                   Name:
                                                   Title:
WITNESS:


By: _____________________________________
     Name:
     Title:

                     APPENDIX B -- DESCRIPTION OF RATINGS(1)

MOODY'S PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.

------------------
(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

               1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

               2)   Notes allowing for negative coupons, or negative principal.

               3) Notes containing any provision which could obligate the investor to make any additional payments.

         Market participants must determine whether any particular note is rated, and if so, at what rating level.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

         A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based, in varying degrees, on the following considerations:

         - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         -    Nature of and provisions of the obligation;

         - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

         1.   Financial statements.

         The Registrant's financial statements dated July 31, 2002, notes to those financial statements and report of independent auditors thereon will be filed with a pre-effective amendment to the Registrant's Registration Statement.

         2.   Exhibits:

              a.1.  Agreement and Declaration of Trust. (1)

              a.2.  Certificate of Trust. (1)

              a.3. Form of Statement of Preferences of AMPS. Filed herein as Appendix A to the Statement of Additional Information.

              b.    By-Laws. (1)

              c.    None.

              d.    Form of Share Certificate.*

              e.    Terms and conditions of the Dividend Reinvestment Plan. (2)

              f.    None.

              g. Investment Management Agreement with Calamos Asset Management, Inc. (2)

              h.    Form of Underwriting Agreement. *

              i.    None.

              j.    Custodian Agreement. (2)

              k.1.  Form of Stock Transfer Agency Agreement. (2)

              k.2.  Administration Agreement. (2)

              k.3.  Form of Auction Agency Agreement. *

              k.4.  Form of Broker-Dealer Agreement. *

              k.5.  Form of DTC Representations Letter. *

              l.1.  Opinion of Vedder Price Kaufman & Kammholz. *

              l.2.  Opinion of Morris, Nichols, Arsht & Tunnell. *

              m.    None.

              n.    Consent of Auditors. *

              o.    Not applicable.

              p.    Subscription Agreement. (2)

              q.    None.

              r. Code of Ethics of Calamos Asset Management, Inc., Calamos Financial Services, Inc., Calamos Investment Trust, Calamos Advisors Trust and the Calamos Convertible Opportunities and Income Fund. (2)



------------------
*        Filed herewith.

(1) Incorporated herein by reference to the initial filing to Registrant's Registration Statement on Form N-1A, File Number 333-86678 as filed on April 22, 2002.

(2) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Number 333-86678 as filed on June 21, 2002.



ITEM 25.  MARKETING ARRANGEMENTS

         Reference will be made to the underwriting agreement for the Registrant's shares of beneficial interest to be filed in an amendment to the Registrant's Registration Statement.

ITEM 26.  OTHER EXPENSES AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


              Registration fees................................ $  18,400
              Accounting fees and expenses.....................     5,000
              Legal fees and expenses..........................    50,000
              Rating Agency fees...............................   120,000
              NASD fee.........................................    20,000
              Miscellaneous....................................    36,600
                                                                ---------
                 Total......................................... $ 250,000
                                                                =========


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


         As of August 31, 2002, the number or record holders of each class of securities of the Registrant was: 11


                                                          NUMBER OF
                     TITLE OF CLASS                    RECORD HOLDERS
         -----------------------------------------   ------------------
         Common Shares (no par value).............

ITEM 29.  INDEMNIFICATION

         The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated April 17, 2002, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement;
(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

         The Declaration also provides that if any Shareholder or former Shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the Statement of Additional Information under the caption "Management - Trustees and Officers" is incorporated by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment manager, Calamos Asset Management, Inc., 1111 East Warrenville Road, Naperville, Illinois 60563, at the offices of the custodian, 100 Church Street, New York, New York 10286, at the offices of the transfer agent, 111 8th Avenue, New York, NY 10011-5201, at the offices of the administrator, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at the offices of the auction agent,
________________________.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

         1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.   Not applicable.

         3.   Not applicable.

         4.   Not applicable.

         5.   (a)   For the purposes of determining any liability under the 1933
                    Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

              (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Naperville and State of Illinois, on the 9th day of September, 2002.

                                      CALAMOS CONVERTIBLE OPPORTUNITIES
                                      AND INCOME FUND


                                      By: /s/ John P. Calamos
                                         ---------------------------------------
                                          John P. Calamos, Trustee and President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          SIGNATURE                                                  TITLE                                          DATE
          ---------                                                  -----                                          ----

/s/ John P. Calamos
---------------------------------------
John P. Calamos                                Trustee and President (Principal Executive Officer)              September 9, 2002

/s/ Rhowena Blank
---------------------------------------
Rhowena Blank                                  Treasurer (Principal Financial and Accounting Officer)           September 9, 2002

/s/ Nick P. Calamos
---------------------------------------
Nick P. Calamos                                                     Trustee                                     September 9, 2002

/s/ Richard J. Dowen
---------------------------------------
Richard J. Dowen                                                    Trustee                                     September 9, 2002

/s/ Joe F. Hanauer
---------------------------------------
Joe F. Hanauer                                                      Trustee                                     September 9, 2002

/s/ John E. Neal
---------------------------------------
John E. Neal                                                        Trustee                                     September 9, 2002

/s/ Weston W. Marsh
---------------------------------------
Weston W. Marsh                                                     Trustee                                     September 9, 2002

/s/ William Rybak
---------------------------------------
William Rybak                                                       Trustee                                     September 9, 2002